UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05410

Voya Prime Rate Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 29, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Annual Report

February 29, 2016

Voya Prime Rate Trust

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

Voya Prime Rate Trust

ANNUAL REPORT

February 29, 2016

Table of Contents

Portfolio Managers' Report	2
Report of Independent Registered Public Accounting Firm	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	16
Portfolio of Investments	25
Tax Information	44
Shareholder Meeting Information	45
Trustee and Officer Information	46
Additional Information	51

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Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

Voya Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in U.S. dollar denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 29, 2016
Net Assets	$792,176,663
Total Assets	$1,133,404,112
Assets Invested in Senior Loans	$1,107,083,078
Senior Loans Represented	365
Average Amount Outstanding per Loan	$3,033,104
Industries Represented	33
Average Loan Amount per Industry	$33,547,972
Portfolio Turnover Rate (YTD)	44%
Weighted Average Days to Interest Rate Reset	42
Average Loan Final Maturity	59 months
Total Leverage as a Percentage of Total Assets	28.61%

PERFORMANCE SUMMARY

The Trust declared $0.08 of dividends during the fourth fiscal quarter and $0.33 during the year ended February 29, 2016. Based on the average month-end net asset value ("NAV") per share of $5.51 for the fourth fiscal quarter and $5.78 for the year, this resulted in an annualized distribution rate(1) of 5.74% for the fourth fiscal quarter and 5.73% for the year. The Trust's total return for the fourth fiscal quarter, based on NAV, was (2.73)%(2) versus a total gross return on the S&P/LSTA Leveraged Loan Index (the "Index")(3) of (2.21)% for the same quarter. For the year ended February 29, 2016, the Trust's total return, based on NAV(4), was (3.72)%(2), versus a total return on the Index of (3.54)%. The total market value return(4) for the Trust's Common Shares during the fourth fiscal quarter was (7.55)% and for the year ended February 29, 2016 was (10.17)%.

MARKET REVIEW

Despite solid performance in the first half of the Trust's fiscal year, the U.S. loan market's total return suffered amid broad capital markets volatility, which weighed on loan prices through the balance of the

(1)  The distribution rate is calculated by annualizing dividends and distributions declared during the period using the 30/360 convention and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income. The distribution rate includes distributions from net investment income, but does not include capital gains or losses.

(2)  The Trust's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower.

(3)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's ("S&P") and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

(4)  The total return is based on full reinvestment of dividends.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

period. Investor sentiment was negatively impacted by a number of external headwinds, resulting in shifting market technical factors and a heightened focus on sector-specific and idiosyncratic risks, as well as overall market liquidity.

Excluding the struggling energy and mining sectors, fundamental credit risk — as measured by trailing and shadow default rates — remained mostly stable during the period. Against that relatively stable credit backdrop stood a fluctuating technical environment in which new issue supply dominated investor demand for much of the fiscal year. Although new issue activity trailed year-earlier totals, at times it surpassed uneven investor demand. Consistent with a general "risk-off" environment in which significant Federal Reserve Board ("Fed") action was deemed unlikely, retail loan funds spent most of the fiscal year in moderate outflow mode. While creation of collateralized loan obligations was reasonably good during the third calendar quarter of the year, increasingly deep valuation gaps between the primary and secondary markets for equity and mezzanine tranches amidst high macro and sector-specific volatility resulted in very low issuance during the fourth quarter, further weakening overall demand for senior-loan-related products. Finally, the Fed's role in sculpting the loan market's outcome during the Trust's fiscal year cannot be discounted. Although the Fed finally made a move late in 2015, short term rates spent nearly another full year near zero, with a lack of market consensus until around October. As expected, the first move upward did not have a discernable impact on loan demand from investors focused solely on total return and yield. It's also quite probable that the shift toward positive demand may be slower than in past interest rate lifting cycles — a result of the likely slow pace of further interest rate increases and the continued influence of LIBOR(1) floors in the near term.

PORTFOLIO SPECIFICS

The Trust underperformed the Index during the reporting period on a NAV basis. Although the gross asset return of the Trust was better than the Index, leverage, operating expenses and falling asset prices detracted from relative results. Detractors from return included issuer selection in healthcare, telecommunications and business equipment and services; also, underweight positions in cable and satellite television and financial intermediaries. The Trust benefited from underweight positions in oil and gas, utilities and nonferrous metals/minerals; and from overweight positions in electronics/electrical and insurance.

TOP TEN SENIOR LOAN ISSUERS
AS OF FEBRUARY 29, 2016
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Advantage Sales & Marketing, Inc.	1.2%	1.8%
PetSmart, Inc.	1.0%	1.5%
BJs Wholesale Club	1.0%	1.5%
Univision Communications, Inc.	1.0%	1.4%
Asurion, LLC	1.0%	1.4%
Gates Global LLC	0.9%	1.3%
Sedgwick Holdings, Inc.	0.9%	1.3%
Go Daddy Operating Company, LLC	0.9%	1.3%
Avago Technologies	0.9%	1.2%
Dell International LLC	0.9%	1.2%

TOP TEN INDUSTRIES
AS OF FEBRUARY 29, 2016
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Electronics/Electrical	13.3%	19.1%
Health Care	10.7%	15.2%
Retailers (Except Food & Drug)	8.4%	12.1%
Telecommunications	7.0%	10.0%
Business Equipment & Services	6.7%	9.5%
Diversified Insurance	5.2%	7.5%
Lodging & Casinos	4.4%	6.4%
Automotive	4.0%	5.7%
Food Products	3.6%	5.2%
Chemicals & Plastics	3.4%	4.9%

(1)  The London Interbank Offered Rate is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Use of leverage (for investment purposes) was below the historical average during the middle part of the fiscal year, in response to elevated volatility and uncertainty surrounding the immediate direction and magnitude of retail investor net redemptions. As overall conditions stabilized and became more predictable towards the end of the fiscal year, we moved the Trust's leverage back in line with historical levels. Use of leverage continues to be evaluated in conjunction with both fundamental risk and short term technical price movements.

Credit spreads remained range-bound for much of the period, though they had widened by the end of December. In an effort to capture what we believed to be the best relative value available, the bulk of incremental investment during the first half of the fiscal year was in the new issue market, which typically offers a slight discount to face value. We saw increasing opportunity toward the second half of the fiscal year to find attractive value in the secondary market. As of period-end, the weighted average coupon of the Trust's loan assets, inclusive of LIBOR floors, was 5.00%, compared to 5.33% for the Index. The differential is due largely to a lower weighting to the broad energy and mining sectors, which carry a disproportionate level of high-spread, high-risk loans relative to the overall average.

In our view, the Trust continues to be well diversified, with 301 individual issuers and 33 different industry sectors represented. The average issuer exposure at period-end stood at 0.33% of assets under management ("AUM"), while the average industry exposure closed the fiscal year at 3.03% of AUM. Both measures were relatively unchanged from the prior reporting period.

OUTLOOK AND CURRENT STRATEGY

What we envisioned for 2015 senior loan performance was an attractive risk-adjusted return based on low relative volatility, credit spreads above historical averages and forward implied credit risks that would remain below long-term averages. Those assumptions were effectively hijacked by a historic decline in the price of oil and other economically-sensitive commodities, and the overall risk-off environment that ensued. Given recent stabilizing trends now observed in the loan and other risk markets, our outlook for 2016 again calls for a coupon-clipping year with a relatively small deduction for potential credit loss. We believe a more bullish case is supported by sustained and deeper macroeconomic stability and potential for strengthening demand stemming from increasing short-term rates in the United States. All other things held equal, this would lead to a partial recovery of the existing market value discount. Finally, we stress that investors should approach the senior loan market from a longer-term, strategic perspective. While we believe the path to price recovery and, consequently, attractive risk-adjusted returns is

Ratings Distribution as of February 29, 2016
Ba	30.19%
B	63.44%
Caa and below	6.03%
Not rated*	0.34%

Loan ratings apply to the underlying holdings of the Trust and not the Trust itself. Ratings distribution shows the percentage of the Trust's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody's Investors Service, Inc. Ratings distribution is based on Moody's senior secured facility ratings. Moody's ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody's are considered to be below investment-grade. When a loan is not rated by Moody's, it is designated as "Not Rated." Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

emerging, general financial market volatility is likely to remain high in the face of the myriad macro risk factors facing investors over the visible horizon.

Jeffrey A. Bakalar Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Managing Director Voya Investment Management Co. LLC

Voya Prime Rate Trust
April 1, 2016

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Years Ended February 29, 2016
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	-3.72%	2.63%	4.02%	3.55%
Based on Market Value	-10.17%	-4.96%	1.22%	2.84%
S&P/LSTA Leveraged Loan Index	-3.54%	1.21%	2.67%	4.05%

The table above illustrates the total return of the Trust against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 336-3436 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

INDEX DESCRIPTIONS

The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications & Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

YIELDS AND DISTRIBUTION RATES
	Prime Rate	NAV 30-day SEC Yield(A)	Mkt. 30-Day SEC Yield(A)	Annualized Dist. Rate @ NAV(B)	Annualized Dist. Rate @ Mkt.(B)
February 29, 2016	3.50%	5.94%	6.89%	5.93%	6.87%
November 30, 2015	3.25%	5.57%	6.13%	5.89%	6.48%
August 31, 2015	3.25%	5.50%	6.15%	5.77%	6.45%
May 31, 2015	3.25%	6.06%	6.63%	5.55%	6.06%

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

(B)  The distribution rate is calculated by annualizing the last regular dividend and distribution declared during the period using the 30/360 convention by the Trust's reporting period-end net asset value (in the case of NAV) or the reporting period-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income. The distribution rate includes distributions from net investment income, but does not include capital gains or losses.

All Voya family of funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Trust's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following are the principal risks associated with investing in the Trust. This is not, and is not intended to be, a description of all risks of investing in the Trust. A more detailed description of the risks of investing in the Trust is contained in the Trust's current prospectus.

Credit Risk: The Trust invests a substantial portion of its assets in below investment-grade senior loans and other below investment-grade assets. Below investment-grade loans commonly known as high-yielding, high risk investments or as "junk" investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Trust's Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Trust's NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Trust's Common Shares. If short-term market interest rates fall, the yield on the Trust's Common Shares will also fall. To the extent that the interest rate spreads on loans in the Trust's portfolio experience a general decline, the yield on the Trust's Common Shares will fall and the value of the Trust's assets may decrease, which will cause the Trust's NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate will generally decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this report, interest rates in the United States are at, or near, historic lows, which may increase the Trust's exposure to risks associated with rising interest rates.

Leverage Risk: The Trust borrows money for investment purposes. Borrowing increases both investment opportunity and investment risk. In the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the borrowings. The Trust also faces

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

the risk that it might have to sell assets at relatively less advantageous times if it were forced to de-leverage if a source of leverage becomes unavailable.

The Trust's use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Trust's Common Shares. To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Trust's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. The Trust also faces the risk that it might have to sell assets at relatively less advantageous times if it were forced to de-leverage if a source of leverage becomes unavailable.

Voya Prime Rate Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Prime Rate Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Prime Rate Trust, as of February 29, 2016, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Voya Prime Rate Trust as of February 29, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 25, 2016

Voya Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of February 29, 2016

ASSETS:
Investments in securities at value (Cost $1,198,985,065)	$1,113,026,606
Cash	2,765,854
Foreign currencies at value (Cost $69,464)	69,175
Receivables:
Investment securities sold	10,007,267
Interest	6,891,230
Other fees	444
Unrealized appreciation on forward foreign currency contracts	609,157
Prepaid arrangement fees on notes payable	14,884
Prepaid expenses	2,933
Other assets	16,562
Total assets	1,133,404,112
LIABILITIES:
Notes payable	324,300,000
Payable for investment securities purchased	15,541,081
Accrued interest payable	105,192
Payable for investment management fees	936,591
Payable to trustees under the deferred compensation plan (Note 6)	16,562
Accrued trustee fees	8,160
Unrealized depreciation on unfunded commitments	2,443
Other accrued expenses	317,420
Total liabilities	341,227,449
NET ASSETS	$792,176,663
Net assets value per common share outstanding (net assets divided by 147,787,691 shares of beneficial interest authorized and outstanding, no par value)	$5.36
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,097,464,804
Undistributed net investment income	2,662,987

Accumulated net realized loss	(222,474,750)
Net unrealized depreciation	(85,476,378)
NET ASSETS	$792,176,663

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF OPERATIONS for the Year Ended February 29, 2016

INVESTMENT INCOME:
Interest	$63,069,594
Dividends	313,126
Other fees	1,356,672
Total investment income	64,739,392
EXPENSES:
Investment management fees(1)	11,899,146
Administrative service fees(1)	510,842
Transfer agent fees	81,167
Interest expense	4,031,651
Custody and accounting expense	517,396
Professional fees	178,745
Shareholder reporting expense	206,900
Trustees fees	31,476
Miscellaneous expense	221,089
Total expenses	17,678,412
Net investment income	47,060,980
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(13,246,669)
Forward foreign currency contracts	369,592
Foreign currency related transactions	(2,614,264)
Net realized loss	(15,491,341)
Net change in unrealized appreciation (depreciation) on:
Investments	(67,295,340)
Forward foreign currency contracts	528,820
Foreign currency related transactions	(49,458)
Unfunded commitments	(71,279)
Net change in unrealized appreciation (depreciation)	(66,887,257)
Net realized and unrealized gain	(82,378,598)
Decrease in net assets resulting from operations	$(35,317,618)

(1) Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
FROM OPERATIONS:
Net investment income	$47,060,980	$49,240,508
Net realized loss	(15,491,341)	5,065,361
Net change in unrealized appreciation (depreciation)	(66,887,257)	(24,865,563)
Decrease in net assets resulting from operations	(35,317,618)	29,440,306
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(48,917,716)	(51,282,312)
Decrease in net assets from distributions to common shareholders	(48,917,716)	(51,282,312)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets	(84,235,334)	(21,842,006)
NET ASSETS:
Beginning of year or period	876,411,997	898,254,003
End of year or period (including undistributed net investment income of $2,662,987 and $6,790,287 respectively)	$792,176,663	$876,411,997

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF CASH FLOWS for the Year Ended February 29, 2016

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$62,455,349
Dividends received	252
Facility fees received	2,735
Arrangement fees paid	787
Other income received	1,619,546
Interest paid	(4,009,838)
Other operating expenses paid	(13,783,705)
Purchases of securities	(576,852,449)
Proceeds on sale of securities	575,237,824
Net cash provided by operating activities	44,670,501
Cash Flows From Financing Activities:
Distributions paid to common shareholders from net investment income (net of reinvestments)	(48,917,716)
Proceeds from notes payable	328,200,000
Repayment of notes payable	(327,400,000)
Net cash used in financing activities	(48,117,716)
Net decrease	(3,447,215)
Cash Impact From Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	350
Cash and foreign currency balance
Net decrease in cash and foreign currency	(3,446,865)
Cash and foreign currency at beginning of period	6,281,894
Cash and foreign currency at end of period	$2,835,029
Reconciliation of Net Decrease in Net Assets Resulting from Operations To Net Cash Used by Operating Activities:
Net decrease in net assets resulting from operations	$(35,317,618)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities:
Change in unrealized appreciation or depreciation on investments	67,295,340
Change in unrealized appreciation or depreciation on forward foreign currency contracts	(528,820)
Change in unrealized appreciation or depreciation on other assets and liablilities	49,458
Change in unrealized appreciation or depreciation on unfunded commitments	71,279
Accretion of discounts on investments	(1,877,802)
Amortization of premiums on investments	667,462
Net realized gain on sale of investments and foreign currency related transactions	15,491,341
Purchases of securities	(576,852,449)
Proceeds on sale of securities	575,237,824
Increase in other assets	(444)
Decrease in interest and other receivable	596,347
Decrease in prepaid arrangement fees on notes payable	787
Decrease in prepaid expenses	2,735
Decrease in reimbursement due from manager	1,915
Increase in accrued interest payable	21,813
Increase in payable for investment management fees	197,394
Decrease in payable for administrative service fees	(230,999)
Decrease in accrued trustees fees	(9,113)
Decrease in other accrued expenses	(145,949)
Total adjustments	79,988,119
Net cash provided by operating activities	$44,670,501

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance											Total Investment Return(1)				Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders		Change in net asset value from Share offerings	Total from investment operations	Distribution to Common Shareholders from net investment income	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period	Total Investment Return at net asset value(2)		Total Investment Return at closing market price(3)		Expenses, prior to fee waivers and/or recoupments, if any(4)(7)	Expenses (before interest and other fees related to revolving credit facility)(4)(7)	Expenses, net of fee waivers and/or recoupments, if any(4)(7)	Net investment income (loss)(4)(7)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)	(%)	(%)	(%)	($000's)	(%)
Voya Prime Rate Trust
02-29-16	5.93	0.32	(0.56)	—		—	(0.24)	(0.33)	—	(0.33)	5.36	4.63	(3.72)		(10.17)		2.08	1.61	2.08	5.54	792,177	44
02-28-15	6.08	0.33	(0.13)	—		—	0.20	(0.35)	—	(0.35)	5.93	5.49	3.83		(0.44)		2.10	1.64	2.09	5.58	876,412	68
02-28-14	6.02	0.40	0.07	—		—	0.47	(0.40)	(0.01)	(0.41)	6.08	5.87	8.15		(4.04)		2.15	1.65	2.15	6.47	898,254	96
02-28-13	5.79	0.46	0.19	—		—	0.65	(0.42)	—	(0.42)	6.02	6.55	11.72		27.73		2.14	1.63	2.14	7.76	887,047	93
02-29-12	6.08	0.35	(0.32)	(0.00	)*	—	0.03	(0.32)	—	(0.32)	5.79	5.51	0.81		(3.11)		2.20	1.67	2.20	6.07	851,278	81
02-28-11	5.72	0.30	0.38	(0.00	)*	—	0.68	(0.30)	(0.02)	(0.32)	6.08	6.02	12.32		7.09		1.93	1.59	1.93	4.87	893,661	60
02-28-10	3.81	0.28	1.95	(0.00	)*	—	2.23	(0.32)	—	(0.32)	5.72	5.94	60.70		81.66		1.99 (6)	1.77 (6)	1.93	5.56	830,785	38
02-28-09	6.11	0.46	(2.29)	(0.06)		—	(1.89)	(0.41)	—	(0.47)	3.81	3.50	(31.93	)(5)	(32.03	)(5)	3.01	1.95	3.01	7.86	552,840	10
02-29-08	7.65	0.75	(1.57)	(0.16)		—	(0.98)	(0.56)	—	(0.72)	6.11	5.64	(13.28)		(17.25)		4.36	2.20	4.36	10.35	886,976	60
02-28-07	7.59	0.71	0.06	(0.16)		—	0.61	(0.55)	—	(0.71)	7.65	7.40	8.85		13.84		4.62	2.21	4.62	9.42	1,109,539	60

(1)  Total investment return calculations are attributable to Common Shares.

(2)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(3)  Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(4)  The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to 1.05% of Managed Assets plus 0.15% of average daily net assets.

(5)  There was no impact on total return due to payments by affiliates.

(6)  Includes excise tax fully reimbursed by the Investment Adviser.

(7)  Annualized for periods less than one year.

*  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Ratios to average net assets plus borrowings				Supplemental data
	Expenses (before interest and other fees related to revolving credit facility)(2)	Expenses, prior to fee waivers and/or recoupments, if any(2)	Expenses, net of fee waivers and/or recoupments, if any(2)	Net investment income (loss)(2)	Preferred Shares — Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(a)	Borrowings at end of period	Asset coverage per $1,000 of debt(a)	Average borrowings	Common Shares outstanding at end of year or period
Year or period ended	(%)	(%)	(%)	(%)	($000's)	($)	($)	($000's)	($)	($000's)	(000's)
Voya Prime Rate Trust
02-29-16	1.15	1.50	1.50	3.98	—	—	3	324,300	3,443	331,738	147,788
02-28-15	1.16	1.49	1.48	3.95	—	—	4	323,500	3,709	362,490	147,788
02-28-14	1.15	1.50	1.50	4.51	—	—	3	407,000	3,207	387,979	147,788
02-28-13	1.17	1.53	1.53	5.55	—	—	3	370,600	3,394	345,145	147,427
02-29-12	1.24	1.64	1.64	4.51	—	—	3	364,000	3,339	293,444	147,116
02-28-11	1.39	1.68	1.68	4.26	100,000	25,000	102,850	187,000	6,314	122,641	146,954
02-28-10	1.67 (1)	1.87 (1)	1.81	5.23	200,000	25,000	98,400	83,000	13,419	46,416	145,210
02-28-09	1.54	2.37	2.37	6.21	225,000	25,000	70,175	81,000	10,603	227,891	145,178
02-29-08	1.60	3.17	3.17	7.53	450,000	25,000	53,125	338,000	4,956	391,475	145,094
02-28-07	1.56	3.25	3.25	6.63	450,000	25,000	62,925	281,000	6,550	459,982	145,033

(a)  Asset coverage ratios, for fiscal periods beginning after 2011, is presented to represent the coverage available to each $1,000 of borrowings. Asset coverage ratios, for periods prior to fiscal 2009, represented the coverage available for both the borrowings and Preferred Shares expressed in relation to each $1,000 of borrowings and Preferred Shares liquidation value outstanding. The Asset coverage ratio per $1,000 of debt for periods subsequent to fiscal 2008, is presented to represent the coverage available to each $1,000 of borrowings before consideration of any Preferred Shares liquidation price, while the Asset coverage inclusive of Preferred Shares, presents the coverage available to both borrowings and Preferred Shares, expressed in relation to the per share liquidation price of the Preferred Shares.

(1)  Includes excise tax fully reimbursed by the Investment Adviser.

(2)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2016

NOTE 1 — ORGANIZATION

Voya Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end, management investment company. The Trust invests at least 80% of its assets in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. The investment objective of the Trust is described in the Trust's prospectus.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Trust. Voya Investments oversees all investment advisory and portfolio management services for the Trust and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Investment Adviser has engaged Voya Investment Management Co. LLC ("Voya IM" or the "Sub-Adviser"), a Delaware limited liability company, to serve as the Sub-Adviser to the Trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Senior Loan and Other Security Valuation. The Trust is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per Common Share of the Trust is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per Common Share of the Trust is calculated by dividing the value of the Trust's loan assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Trust is closed for business, Trust shares will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust's assets are traded in other markets on days when the Trust does not price its shares, the value of the Trust's assets will likely change and you will not be able to purchase or redeem shares of the Trust.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Trust will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees ("Board"). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Trust's forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Trust may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Trust's valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Trust. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Trust's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Trust.

Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the Sub-Adviser's or Pricing

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Trust's assets and liabilities. A reconciliation of Level 3 investments is presented only when the Trust has a significant amount of Level 3 investments.

For the year ended February 29, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). The unfunded portion of revolver and delayed draw loans are booked once that portion becomes funded. Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the shorter of four years or the actual term of the loan. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Contracts. The Trust has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Trust agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Trust's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

For the year ended February 29, 2016, the Trust entered into one forward foreign currency contract to buy with a contract amount of $1,210,146. The Trust had an average quarterly contract amount on forward foreign currency contracts to sell of $31,208,531 for the year ended February 29, 2016.

E.  When-Issued Delayed-Delivery. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date.

F.  Federal Income Taxes. It is the policy of the Trust to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Trust may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Trust records distributions to its shareholders on the ex-dividend date.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Reinvestment Program (the "Program"), BNY Mellon Investment Servicing (U.S.) Inc. ("BNY"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's Common Shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

I.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS

For the year ended February 29, 2016, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $527,120,696 and $566,348,165, respectively. At February 29, 2016, the Trust held senior loans valued at $1,107,083,078 representing 99.5% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Common and Preferred Shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2016 (continued)

NOTE 3 — INVESTMENTS (continued)

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Ascend Media (Residual Interest)	01/05/10	$—
Lincoln Paper & Tissue LLC (Warrants for 291 Common Shares, Expires August 14, 2015)	08/25/05	—
Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)	06/08/04	—
Total Restricted Securities (fair value $0 at February 29, 2016)		$—

NOTE 4 — INVESTMENT MANAGEMENT FEES

Prior to May 1, 2015, the Trust had entered into an investment management agreement ("Management Agreement") with the Investment Adviser to provide advisory and management services. The Management Agreement compensated the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's Managed Assets. For purposes of the Management Agreement, "Managed Assets" shall mean the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding Preferred Shares). Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statement of Operations.

Also, prior to May 1, 2015, the Trust had entered into an administrative agreement ("Administrative Agreement") with Voya Funds Services, LLC (the "Administrator"), a Delaware limited liability company, to provide administrative services and also to furnish facilities. For its services, the Administrator was compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust's Managed Assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statement of Operations.

Effective May 1, 2015, the terms of the Trust's Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Trust's Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Trust and there is no change to the investment management or administrative services provided. The Investment Adviser oversees all investment advisory and portfolio management services for the Trust and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Trust's Managed Assets. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through February 29, 2016 are reflected as investment management fees on the accompanying Statement of Operations.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2016 (continued)

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.05% of Managed Assets plus 0.15% of average daily net assets.

The Investment Adviser may at a later date recoup from the Trust for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Trust's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

The expense limitation agreement is contractual through July 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

As of February 29, 2016, the amount of reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

February 28,
2017	2018	2019	Total
$—	$41,420	$—	$41,420

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Trust has adopted a deferred compensation plan (the "Plan"), which allows eligible independent trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees' fees that they are entitled to receive from the Trust. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the "Notional Funds"). The Trust purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees' deferred fees, resulting in a Trust asset equal to the deferred compensation liability. Such assets are included as a component of "Other assets" on the accompanying Statement of Assets and Liabilities. Deferral of trustees' fees under the Plan will not affect net assets of the Trust, and will not materially affect the Trust's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

The Trust may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended February 29, 2016, the Trust engaged in such purchase and sales transactions totaling $7,366,252 and $815,938, respectively.

NOTE 7 — COMMITMENTS

The Trust has entered into a $440 million 364-day revolving credit agreement which matures July 18, 2016, collateralized by assets of the Trust. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. Prepaid arrangement fees are amortized over the term of the agreement. The amount of borrowings outstanding at February 29, 2016, was $324 million. Weighted average interest rate on outstanding borrowings during the year was 1.34%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 28.61% of total assets at February 29, 2016. Average borrowings for the period ended February 29, 2016 were $331,738,251 and the average annualized interest rate was 1.22% excluding other fees related to the unused portion of the facility, and other fees.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2016 (continued)

NOTE 8 — RIGHTS AND OTHER OFFERINGS

As of February 29, 2016, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Kenan Advantage Group, Inc.	$167,533
Midas Intermediate Holdco II, LLC	$30,326

The net unrealized depreciation on these commitments of $2,443 as of February 29, 2016 is reported as such on the Statement of Assets and Liabilities.

As of February 29, 2016, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
6/30/2015	25,000,000	22,631,646
6/30/2015	5,000,000	5,000,000

As of February 29, 2016 the Trust had no Preferred Shares outstanding. The Trust may consider issuing Preferred Shares during the current fiscal year or in the future.

NOTE 9 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of February 29, 2016, the Trust held no subordinated loans or unsecured loans.

NOTE 10 — CAPITAL SHARES

There was no capital shares activity during the year ended February 29, 2016 and during the year ended February 28, 2015.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of February 29, 2016:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(2,270,564)	$2,270,564

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2016 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 29, 2016	Year Ended February 28, 2015
Ordinary Income	Ordinary Income
$48,917,716	$51,282,312

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 29, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Trust's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Undistributed	Post-October	Unrealized	Capital Loss Carryforwards
Ordinary	Capital Losses	Appreciation/
Income	Deferred	(Depreciation)	Amount	Character	Expiration
$3,288,770	$(5,674,350)	$(86,107,924)	$(41,585,301)	Short-term	2017
			(125,812,939)	Short-term	2018
			(24,760,715)	Short-term	2019
			(24,619,056)	Long-term	None
			$(216,778,011)

The Trust's major tax jurisdictions are U.S. federal and Arizona state.

As of February 29, 2016, no provision for income tax is required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 12 — SUBSEQUENT EVENTS

DIVIDENDS

Subsequent to February 29, 2016, the Trust paid the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.026	2/29/16	3/10/16	3/22/16
$0.027	3/31/16	4/11/16	4/22/16

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
SENIOR LOANS*: 139.8%
		Aerospace & Defense: 0.1%
	882,452	Transdigm, Inc., Term Loan C, 3.750%, 02/28/20	$857,870	0.1
		Automotive: 5.7%
	1,985,000	BBB Industries US Holdings, Inc., First Lien Term Loan, 6.000%, 11/03/21	1,974,456	0.2
	2,970,000	Dealer Tire, LLC, Term Loan B, 5.500%, 12/22/21	2,971,856	0.4
	2,679,750	Dynacast International LLC, First Lien Term Loan, 4.500%, 01/28/22	2,599,358	0.3
	7,096,950	Federal-Mogul Corporation, Term Loan C, 4.750%, 04/15/21	5,724,875	0.7
	3,783,228	Fram Group Holdings Inc., First Lien Term Loan, 7.000%, 07/31/17	3,089,638	0.4
	1,477,215	Fram Group Holdings Inc., Second Lien Term Loan, 11.000%, 01/29/18	745,994	0.1
	11,850,000	Gates Global LLC, First Lien Secured Term Loan, 4.250%, 07/05/21	10,447,754	1.3
	1,752,500	Key Safety Systems, Inc., First Lien Term Loan, 4.750%, 08/29/21	1,729,498	0.2
EUR	1,243,750	Metaldyne Performance Group, Euro Term Loan B, 3.750%, 10/20/21	1,306,223	0.2
	5,893,398	Metaldyne Performance Group, Term Loan B, 3.750%, 10/20/21	5,638,508	0.7
	2,059,838	NN, Inc., Upsized Term Loan B, 5.750%, 10/30/22	2,023,790	0.3
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	3,584,100		Service King, Upsized Term Loan B, 4.500%, 08/18/21	$3,567,674	0.5
	3,416,438		TI Group Automotive Systems, L.L.C., Term Loan B, 4.500%, 06/30/22	3,305,403	0.4
				45,125,027	5.7
			Beverage & Tobacco: 1.2%
EUR	6,093,346		Jacobs Douwe Egberts, Term Loan B-1 EUR, 4.250%, 07/02/22	6,534,284	0.8
	2,937,433		Jacobs Douwe Egberts,TL B-1 USD, 4.250%, 07/02/22	2,884,192	0.4
				9,418,476	1.2
			Building & Development: 1.9%
	4,107,575		Doosan Infracore Bobcat Holdings Co., Ltd., Term Loan B, 4.500%, 05/27/21	3,902,196	0.5
EUR	1,000,000	(1)	Konecranes Terex PLC, Term Loan B Euro, 4.500%, 12/31/22	1,070,399	0.1
	1,800,000	(1)	Konecranes Terex PLC, Term Loan B USD, 4.500%, 12/15/22	1,755,000	0.2
	859,375		Leighton Services, Term Loan B, 5.500%, 05/21/22	858,301	0.1
	1,764,269		Minimax Viking GmbH,Facility B1 Loan, 4.000%, 08/16/20	1,746,626	0.2
	3,314,646		NCI Building Systems, Inc., Term Loan, 4.250%, 06/24/19	3,289,786	0.4
	895,880		PrimeSource Building Products, Term Loan B, 4.500%, 05/06/22	861,165	0.1
	2,000,000		Quikrete Holdings, Term Loan B, 4.000%, 09/23/20	1,959,000	0.3
				15,442,473	1.9

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Business Equipment & Services: 9.5%
	6,313,396	Acosta, Inc., New Term Loan B, 4.250%, 09/26/21	$5,942,484	0.7
	12,121,563	Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.250%, 07/25/21	11,530,636	1.5
	2,900,000	Advantage Sales & Marketing, Inc., Second Lien Term Loan, 7.500%, 07/25/22	2,457,750	0.3
	4,189,500	AlixPartners LLP, Term Loan B, 4.500%, 07/27/22	4,153,495	0.5
	1,955,000	Allflex Holdings III, Inc., First Lien Term Loan, 4.250%, 07/17/20	1,910,197	0.2
	1,300,000	Allflex Holdings III, Inc., Second Lien Term Loan, 8.000%, 07/19/21	1,241,500	0.2
	1,492,500	Boyd Corporation, First Lien Term Loan, 5.250%, 04/15/22	1,313,400	0.2
	7,403,610	Coinmach Service Corp., Upsized Term Loan, 4.250%, 11/14/19	7,045,772	0.9
	2,297,248	First American Payment Systems, First Lien Term Loan, 5.750%, 10/12/18	2,216,844	0.3
	1,631,261	First American Payment Systems, Second Lien, 10.750%, 04/12/19	1,549,698	0.2
	1,999,338	GCA Services, Replacement Term Loan, 4.250%, 11/01/19	1,993,402	0.3
EUR	1,005,391	ION Trading Technologies Limited, Tranche B-1 Euro Term Loans, 4.500%, 06/10/21	1,076,763	0.1
	3,951,934	iQor, First Lien Term Loan, 6.000%, 04/01/21	3,077,569	0.4
	2,500,000	iQor, Second Lien Term Loan, 9.750%, 04/01/22	1,812,500	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,216,938	Knowledge Universe Education, LLC, First Lien Term Loan, 6.000%, 08/11/22	$3,140,535	0.4
2,930,375	Learning Care Group, Term Loan, 5.000%, 05/01/21	2,923,049	0.4
3,504,032	Legal Shield, First Lien Term Loan, 6.500%, 07/01/19	3,477,752	0.4
2,000,000	Legal Shield, Second Lien Term Loan, 10.250%, 07/01/20	1,957,500	0.2
2,567,500	Onsite Rental Group Operations Pty Ltd., Senior Secured Term Loan, 5.500%, 07/30/21	2,156,700	0.3
4,887,344	SourceHOV, First Lien Term Loan, 7.750%, 10/27/19	4,003,551	0.5
2,300,000	SourceHOV, Second Lien Term Loan, 11.500%, 04/27/20	1,782,500	0.2
4,325,858	SurveyMonkey.com, LLC, Term Loan B, 6.250%, 02/07/19	4,174,453	0.5
578,036	Sutherland Global Services, Term Loan B Cayman, 6.000%, 04/22/21	573,701	0.1
2,483,214	Sutherland Global Services, Term Loan B, 6.000%, 04/22/21	2,464,590	0.3
598,500	Vistra Group Ltd, USD First Lien, 4.750%, 10/26/22	589,522	0.1
140,870	Wash Multi-Family Services, CAD First Lien Term Loan, 4.250%, 05/26/22	136,468	0.0
804,380	Wash Multi-Family Services, USD First Lien Term Loan, 4.250%, 05/26/22	779,243	0.1
		75,481,574	9.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Cable & Satellite Television: 3.7%
	3,600,000	Charter Communications Operating, LLC, TLI, 3.500%, 01/23/23	$3,582,644	0.4
	3,280,613	Liberty Cablevision of Puerto Rico LLC., First Lien Term Facility, 4.500%, 01/07/22	3,147,748	0.4
	250,000	Liberty Cablevision of Puerto Rico LLC., Second Lien Facility, 7.750%, 07/01/23	235,000	0.0
	989,865	New Wave Communications, Term Loan B with Add On, 4.750%, 04/30/20	955,220	0.1
	2,992,500	Numericable (YPSO France SAS),USD Add On, 4.563%, 07/27/22	2,865,786	0.4
	7,215,032	RCN Cable, Term Loan B, 4.250%, 02/25/20	7,100,047	0.9
GBP	2,750,000	Virgin Media Investment Holdings Limited, Term Loan E (GBP), 4.250%, 06/30/23	3,669,104	0.5
	8,144,724	Wideopenwest Finance, LLC, TLB, 4.500%, 04/01/19	7,811,303	1.0
			29,366,852	3.7
		Chemicals & Plastics: 4.9%
	1,002,425	Aruba Investments, Inc (a.k.a Angus Chemical),US Term Loan, 4.500%, 02/02/22	959,822	0.1
	1,700,000	Azelis, TL B USD, 6.500%, 11/30/22	1,640,500	0.2
	2,180,966	Emerald Performance Materials LLC, First Lien Term Loan, 4.500%, 08/01/21	2,140,756	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,000,000		Emerald Performance Materials LLC, Second Lien Term Loan, 7.750%, 08/01/22	$940,625	0.1
2,000,000		Flint Group Holdings S.A.R.L., Second Lien, 8.250%, 09/05/22	1,855,000	0.2
3,855,728		Flint Group Holdings S.A.R.L., USD Term Loan B2, 4.500%, 09/03/21	3,683,022	0.5
637,397		Flint Group Holdings S.A.R.L., USD Term Loan C, 4.500%, 09/03/21	605,925	0.1
2,982,479		Ineos US Finance LLC, Incremental USD Term Loan, 4.250%, 03/31/22	2,822,170	0.4
3,000,000	(1)	Kraton Polymers LLC, Term Loan Facility, 6.000%, 01/06/22	2,715,000	0.3
814,350		Kronos Worldwide, Inc.,Term Loan B Facility, 4.000%, 02/21/20	736,987	0.1
1,782,000		MacDermid, Inc. (a.k.a Platform Specialty Products Corp), Tranche B-2 Term Loan, 5.500%, 06/07/20	1,629,974	0.2
834,458		MacDermid, Inc., First Lien Term Loan, 5.500%, 06/07/20	763,269	0.1
1,578,268		Monarch (Allnex S.a.r.l.), First Lien Term Loan B-1, 4.500%, 10/03/19	1,562,485	0.2
818,883		Monarch (Allnex S.a.r.l.), First Lien Term Loan B-2, 4.500%, 10/03/19	810,694	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Chemicals & Plastics (continued)
EUR	924,123	Monarch (Allnex S.a.r.l.), First Lien Term Loan Euro, 4.750%, 10/01/19	$997,768	0.1
	1,826,017	Orion Engineered Carbons, Term Loan B (USD), 5.000%, 07/25/21	1,820,311	0.2
	2,292,238	Oxea S.a.r.l., First Lien Term Loan USD, 4.250%, 01/15/20	2,214,875	0.3
	1,984,668	PQ Corporation, First Lien Term Loan Facility, 4.000%, 08/07/17	1,951,177	0.3
	1,467,625	Royal Adhesives & Sealants,First Lien Term Loan, 4.500%, 06/19/22	1,429,100	0.2
	325,000	Royal Adhesives & Sealants,Second Lien Term Loan, 8.500%, 06/19/23	307,125	0.0
	3,653,750	Solenis International, L.P., USD First Lien Term Loan, 4.250%, 07/31/21	3,466,495	0.4
	3,960,000	Styrolution Group GmbH, TL B-1 USD, 6.500%, 11/07/19	3,946,801	0.5
			38,999,881	4.9
		Clothing/Textiles: 0.6%
	3,950,573	Varsity Brands (fka Herff Jones, Inc.), First Lien Term Loan, 5.000%, 12/10/21	3,896,252	0.5
	673,816	Vince, LLC, Term Loan, 5.750%, 11/27/19	616,542	0.1
			4,512,794	0.6
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Conglomerates: 1.1%
2,962,500	Jason Incorporated, First Lien Term Loan, 5.500%, 06/30/21	$2,784,750	0.4
600,000	Jason Incorporated, Second Lien Term Loan, 9.000%, 06/30/22	475,500	0.1
3,153,738	ServiceMaster Company, Term Loan, 4.250%, 07/01/21	3,134,027	0.4
1,968,772	Waterpik, First Lien, 5.750%, 07/08/20	1,950,314	0.2
		8,344,591	1.1
	Containers & Glass Products: 2.7%
4,702,442	Berlin Packaging, LLC, First Lien Term Loan, 4.500%, 10/01/21	4,617,798	0.6
630,000	Berlin Packaging, LLC, Second Lien Term Facility, 7.750%, 09/30/22	577,500	0.1
1,000,000	Berry Plastics Corporation, Term E Loan, 3.750%, 01/06/21	985,188	0.1
72,798	Constantia Flexibles, Term Loan B1 USD, 4.750%, 04/30/22	71,888	0.0
373,827	Constantia Flexibles, Term Loan B2 USD, 4.750%, 04/30/22	369,154	0.1
451,019	EveryWare, Inc., Term Loan, 10.000%, 06/04/18	418,320	0.1
2,462,050	Husky Injection Molding Systems, Ltd., Incremental Term Loan, 4.250%, 06/30/21	2,345,873	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Containers & Glass Products (continued)
	924,384	Milacron LLC, Term Loan, 4.500%, 09/28/20	$908,207	0.1
	1,921,237	Otter Products, Term Loan B, 5.750%, 06/03/20	1,772,341	0.2
	1,221,938	Peacock Engineering Company, LLC, First Lien Term Loan Facility, 5.250%, 07/22/22	1,200,554	0.2
	1,996,692	Prolampac Intermediate Inc, First Lien Term Facility, 5.750%, 08/18/22	1,951,766	0.2
	2,679,750	SIG Combibloc Group AG, USD Term Loan, 4.250%, 03/10/22	2,614,988	0.3
EUR	3,000,000	Verallia,EUR TL, 5.000%, 10/31/22	3,207,869	0.4
			21,041,446	2.7
		Diversified Insurance: 7.5%
	2,885,505	Acrisure, LLC, First Lien Term Loan, 6.500%, 05/19/22	2,741,230	0.4
	5,970,000	Alliant Holdings, I, LLC,Term Loan B, 4.500%, 08/12/22	5,789,037	0.7
	950,000	AmWINS Group, Inc., Second Lien Term Loan, 9.500%, 09/06/20	902,500	0.1
	7,032,356	AmWINS Group, Inc., Term Loan B, 5.250%, 09/06/19	7,010,380	0.9
	4,685,158	Applied Systems Inc., First Lien Term Loan, 4.250%, 01/25/21	4,556,316	0.6
	1,911,551	Applied Systems Inc., Second Lien Term Loan, 7.500%, 01/24/22	1,761,016	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,950,000	AssuredPartners, Inc., 1st Lien Term Loan, 5.750%, 10/22/22	$1,874,438	0.2
3,168,750	Cooper Gay Swett & Crawford, Ltd., First Lien Term Loan, 5.000%, 04/16/20	3,137,063	0.4
1,400,000	Cooper Gay Swett & Crawford, Ltd., Second Lien Term Loan, 8.250%, 10/15/20	1,386,000	0.2
9,741,039	Hub International Limited, Term Loan B, 4.000%, 10/02/20	9,328,564	1.2
5,990,076	National Financial Partners Corp., Term Loan B, 4.500%, 07/01/20	5,725,512	0.7
3,310,727	Sedgwick Holdings, Inc., First Lien Term Loan, 3.750%, 02/28/21	3,176,643	0.4
7,900,000	Sedgwick Holdings, Inc., Second Lien Term Loan, 6.750%, 02/28/22	6,952,000	0.9
4,988,794	USI, Inc., Term Loan, 4.250%, 12/27/19	4,840,691	0.6
		59,181,390	7.5
	Drugs: 0.6%
931,251	Akorn, Inc., Term Loan, 6.000%, 04/17/21	930,087	0.1
1,004,436	Alvogen Pharma U.S., Term Loan B, 6.000%, 03/31/22	975,977	0.1
3,300,000	Endo Pharmaceuticals Holdings Inc., Term loan B, 3.750%, 09/26/22	3,264,938	0.4
		5,171,002	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Ecological Services & Equipment: 1.5%
5,184,375	4L Holdings Inc., Term Loan B, 5.500%, 05/08/20	$4,717,781	0.6
6,502,183	ADS Waste Holdings, Inc., B-2, 3.750%, 10/09/19	6,327,437	0.8
1,240,625	Waste Industries USA, Inc., Term Loan B, 4.250%, 02/24/20	1,235,198	0.1
		12,280,416	1.5
	Electronics/Electrical: 19.1%
3,925,362	Accuvant Inc., First Lien Term Loan, 6.250%, 01/28/22	3,751,991	0.5
2,891,020	Active Network, Inc., First Lien Term Loan, 5.500%, 11/15/20	2,786,221	0.4
2,652,750	Aptean Holdings, Inc., First Lien Term Loan, 5.250%, 02/27/20	2,580,906	0.3
700,000	Aptean Holdings, Inc., Second Lien Term Loan, 8.500%, 02/27/21	674,625	0.1
1,800,745	Aspect Software, Inc., Term Loan, 9.500%, 05/07/16	1,663,438	0.2
10,000,000	Avago Technologies, Term Loan B, 4.250%, 02/01/23	9,851,560	1.2
1,950,000	Avast Software, Term Loan, 4.250%, 03/20/20	1,936,188	0.2
6,776,491	Blackboard Inc., Term Loan B-3, 4.750%, 10/04/18	6,115,783	0.8
4,508,700	Blue Coat Systems, Inc., Term Loan B, 4.500%, 05/22/22	4,290,781	0.5
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,976,426	BMC Software, Inc., Term Loan U.S., 5.000%, 09/10/20	$3,993,582	0.5
3,821,400	Compuware Corporation, Term Loan B-2, 6.250%, 12/15/21	3,420,153	0.4
9,776,658	Dell International LLC,Term B Loans, 4.000%, 04/29/20	9,735,918	1.2
2,217,518	ECI, Term Loan B, 5.750%, 05/28/21	2,192,571	0.3
3,482,500	Epicor Software Corporation, Term Loan B, 4.750%, 06/01/22	3,099,425	0.4
3,566,894	Epiq Systems, Inc., Term Loan, 4.500%, 08/27/20	3,513,391	0.4
980,625	Eze Castle Software, Inc., Second Lien Term Loan, 7.250%, 04/04/21	902,175	0.1
957,295	Eze Castle Software, Inc., Term Loan B-1, 4.000%, 04/04/20	936,952	0.1
10,054,762	Go Daddy Operating Company, LLC, Term Loan, 4.250%, 05/13/21	10,005,886	1.3
5,794,979	Hyland Software, Inc.,1st Lien Term Loan, 4.750%, 07/01/22	5,601,816	0.7
1,500,000	Hyland Software, Inc.,2nd Lien Term Loan, 8.250%, 06/30/23	1,380,000	0.2
1,844,918	Infor (US), Inc., Term Loan B5, 3.750%, 06/03/20	1,703,090	0.2
6,084,750	Informatica Corporation,Term Loan B, 4.500%, 08/05/22	5,757,695	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Electronics/Electrical (continued)
8,863,008	Kronos Incorporated, Upsized Term Loan, 4.500%, 10/30/19	$8,630,354	1.1
1,350,000	Linxens,TL B-1 USD, 5.000%, 10/16/22	1,302,750	0.2
1,807,363	M/A-COM Technology Solutions Holdings, Inc., Term Loan B, 4.500%, 05/07/21	1,807,363	0.2
4,852,941	Microsemi Corporation, Term Loan B, 5.250%, 01/15/23	4,848,088	0.6
4,790,000	NXP Semiconductors, Tranche B Loan, 3.750%, 12/07/20	4,785,133	0.6
2,979,351	Omnitracs Inc., Upsized First Lien Term Loan, 4.750%, 11/25/20	2,870,107	0.4
575,000	Omnitracs Inc., Upsized Second Lien Term Loan, 8.750%, 05/25/21	540,500	0.1
3,851,473	Open Link Financial, Inc., Term Loan, 6.250%, 10/30/17	3,812,958	0.5
8,177,256	RedPrairie Corporation, First Lien Term Loan, 6.000%, 12/21/18	7,359,530	0.9
2,374,194	RedPrairie Corporation, Second Lien Term Loan, 11.250%, 12/20/19	1,881,548	0.2
4,962,500	Riverbed Technology, Inc., First Lien Term Loan, 6.000%, 04/24/22	4,878,758	0.6
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
998,808	Rovi Solutions Corporation, Term Loan B, 3.750%, 07/02/21	$963,850	0.1
3,944,950	Skillsoft Corp., First Lien Term Loan, 5.750%, 04/28/21	2,852,692	0.4
4,000,000	SolarWinds Holdings, Inc., Term Loan, 6.500%, 01/31/23	3,846,668	0.5
3,650,897	SS&C Technologies Inc.,TLB-1, 4.000%, 07/06/22	3,623,190	0.5
526,387	SS&C Technologies Inc.,TLB-2, 4.000%, 07/06/22	522,393	0.1
5,522,250	TTM Technologies, Term Loan B, 6.000%, 05/31/21	5,246,138	0.7
5,331,818	Zebra Technologies, Term Loan B, 4.750%, 10/27/21	5,343,148	0.7
		151,009,315	19.1
	Equity REITs and REOCs: 0.3%
2,150,000	Capital Automotive L.P., Second Lien Term Loan, 6.000%, 04/29/20	2,107,000	0.3
	Financial Intermediaries: 3.0%
1,980,000	Duff & Phelps, Add On Term Loan, 4.750%, 04/23/20	1,942,050	0.3
3,695,310	Duff & Phelps, Add-On Term Loan, 4.750%, 04/23/20	3,621,404	0.5
7,000,000	First Eagle Investment Management, Inc., TLB, 4.750%, 12/01/22	6,632,500	0.8

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Financial Intermediaries (continued)
4,400,000	LPL Holdings, Inc., TL B New, 4.750%, 11/20/22	$4,158,000	0.5
1,239,938	MoneyGram International, Inc., Term Loan B, 4.250%, 03/27/20	1,146,942	0.1
2,500,000	NorthStar Asset Management, Term Loan B, 4.750%, 01/31/23	2,462,500	0.3
3,565,164	Santander Asset Management, Term Loan B-1 USD, 4.250%, 12/17/20	3,534,710	0.5
		23,498,106	3.0
	Food Products: 5.2%
5,327,521	Advance Pierre Foods, First Lien Term Loan B, 5.750%, 07/10/17	5,330,376	0.7
4,000,000	Advance Pierre Foods, Second Lien Term Loan, 9.500%, 10/10/17	3,955,000	0.5
1,968,849	Atkins Nutritionals Holdings II, Inc., First Lien Term Loan, 6.250%, 01/02/19	1,954,083	0.2
491,250	Atrium Innovations, Inc., USD First Lien Term Loan, 4.250%, 02/15/21	442,125	0.0
6,451,647	CSM Bakery Supplies, First Lien Term Loan, 5.000%, 07/03/20	6,114,954	0.8
4,040,368	Del Monte Foods Consumer Products, Inc., First Lien, 4.250%, 02/18/21	3,851,816	0.5
3,700,000	Del Monte Foods Consumer Products, Inc., Second Lien, 8.250%, 08/18/21	2,830,500	0.4
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,690,750		Hostess,First Lien Term Loan, 4.500%, 08/03/22	$3,656,149	0.5
6,000,000		JBS USA, Inc. (FKA Swift),TLB, 4.000%, 10/30/22	5,852,502	0.7
3,375,000	(1)	Keurig Green Mountain, Inc., USD Term Loan B, 5.250%, 01/28/23	3,316,444	0.4
3,945,845		NPC International , Term Loan, 4.750%, 12/28/18	3,898,988	0.5
			41,202,937	5.2
		Food Service: 2.4%
4,750,313		CEC Entertainment, Inc., First Lien Term Loan, 4.250%, 02/14/21	4,492,015	0.6
2,300,000	(1)	Manitowoc Foodservice, Inc., Term Loan B, 5.750%, 02/05/23	2,298,562	0.3
4,018,863		P.F. Chang's China Bistro, Inc., Term Loan, 4.250%, 06/30/19	3,767,684	0.5
8,457,748		Restaurant Brands International (F.K.A. Burger King Corporation), TL B, 3.750%, 12/12/21	8,429,558	1.0
			18,987,819	2.4
		Food/Drug Retailers: 2.2%
2,021,250		Albertsons LLC, Term Loan B3, 5.000%, 08/25/19	1,977,215	0.2
4,863,250		Albertsons LLC, Term Loan B4, 5.500%, 08/25/21	4,749,100	0.6
2,466,269		Portillo Restaurant Group (The), First Lien Term Loan, 4.750%, 08/04/21	2,346,038	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Food/Drug Retailers (continued)
775,000	Portillo Restaurant Group (The), Second Lien Term Loan, 8.000%, 08/04/22	$736,250	0.1
5,951,677	Supervalu, Term Loan, 4.500%, 03/21/19	5,648,142	0.7
2,057,494	TGI Friday's, Inc., First Lien Term Loan, 5.250%, 07/15/20	2,036,919	0.3
		17,493,664	2.2
	Health Care: 15.2%
2,300,000	Acadia, New Term Loan B, 4.500%, 02/16/23	2,303,595	0.3
1,630,023	Aegis Sciences, First Lien Term Loan, 5.500%, 02/19/21	1,352,919	0.2
6,917,744	Air Medical Group Holdings, Inc., Term Loan B, 4.500%, 04/28/22	6,584,827	0.8
796,000	Aspen Dental Management, Inc., Term Loan B, 5.500%, 04/29/22	796,249	0.1
2,226,015	ATI Physical Therapy, Term Loan B, 5.250%, 12/20/19	2,213,494	0.3
2,561,413	CareCore National, LLC, Term Loan B, 5.500%, 03/05/21	2,173,999	0.3
6,619,852	Catalent Pharma Solutions, Inc., USD Term Loan, 4.250%, 05/20/21	6,565,146	0.8
4,624,112	CHG Medical Staffing, Inc., New First Lien Term, 4.250%, 11/19/19	4,569,200	0.6
5,989,471	CHS/Community Health Systems, Inc., Term Loan H, 4.000%, 01/27/21	5,702,162	0.7
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,691,500	Concentra Inc, Term Loan B, 4.000%, 06/01/22	$1,664,013	0.2
6,291,656	Connolly/iHealth Technologies, First Lien, 4.500%, 05/14/21	6,139,606	0.8
2,000,000	Connolly/iHealth Technologies, Second Lien, 8.000%, 05/14/22	1,975,000	0.2
989,975	Correct Care Solutions, First Lien Term Loan, 5.000%, 07/22/21	782,080	0.1
3,700,861	DJO Finance LLC, First Lien Term Loan, 4.250%, 06/05/20	3,577,500	0.5
3,532,169	Healogics, Inc., First Lien Term Loan, 5.250%, 07/01/21	3,072,987	0.4
2,500,000	Healogics, Inc., Second Lien Term Loan, 9.000%, 07/01/22	1,907,500	0.2
7,056,135	Iasis Healthcare LLC, Term B-2, 4.500%, 05/03/18	6,890,760	0.9
5,779,353	Immucor, Inc., Term B-2 Loan, 5.000%, 08/17/18	5,273,659	0.7
5,653,207	Kinetic Concepts, Inc., E-1, 4.500%, 05/04/18	5,538,125	0.7
1,655,660	Medpace Holdings, Inc., Term loan B, 4.750%, 04/05/21	1,639,794	0.2
2,596,516	Millennium Laboratories, LLC, Reinstated TL, 7.500%, 12/21/20	2,377,435	0.3
1,859,590	Multiplan, Inc, Term Loan, 3.750%, 04/01/21	1,818,912	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Health Care (continued)
2,839,756	NVA Holdings, Inc., First Lien Term Loan, 4.750%, 08/15/21	$2,773,496	0.3
2,195,578	Onex Carestream Finance LP, First Lien, 5.000%, 06/07/19	1,862,581	0.2
3,216,504	Pharmaceutical Product Development, Inc.,Term B, 4.250%, 08/18/22	3,140,112	0.4
2,955,000	Phillips-Medisize Corporation, First Lien Term Loan, 4.750%, 06/16/21	2,807,250	0.4
750,000	Phillips-Medisize Corporation, Second Lien Term Loan, 8.250%, 06/16/22	675,000	0.1
1,596,000	Schumacher Group, First Lien Term Loan, 5.000%, 07/31/22	1,569,400	0.2
4,267,804	Sivantos (Siemens Audiology),TL B USD, 4.250%, 01/17/22	4,193,117	0.5
4,912,688	Sterigenics International LLC, Term Loan B, 4.250%, 05/08/22	4,697,757	0.6
5,809,439	Surgery Center Holdings, Inc., First Lien Term Loan, 5.250%, 11/03/20	5,711,405	0.7
1,091,750	Surgical Care Affiliates LLC, Term Loan B, 4.250%, 03/17/22	1,089,362	0.1
5,000,000	U.S. Renal Care, Inc., First Lien Term Loan, 5.250%, 12/30/22	4,966,665	0.6
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	9,900,000		Valeant Pharmaceuticals International, Inc., F1 Term Loan, 4.000%, 04/01/22	$9,332,126	1.2
	2,150,000	(1)	Vizient, Inc., Term loan B, 6.250%, 02/15/23	2,134,772	0.3
EUR	800,000		VWR International Inc., Euro Term Loan B, 4.000%, 01/25/22	861,306	0.1
				120,733,311	15.2
			Home Furnishings: 2.1%
	9,031,161		AOT Bedding Super Holdings, LLC, Term Loan B, 4.250%, 10/01/19	8,948,915	1.1
	3,324,375		Hillman Group (The), Inc., Term Loan B, 4.500%, 06/30/21	3,181,011	0.4
	1,122,577		Hunter Fan Company, First Lien Term Loan, 6.500%, 12/20/17	1,116,964	0.2
	885,444		Monitronics International, Inc., Term Loan B, 4.250%, 03/23/18	845,599	0.1
	2,481,250		Monitronics International, Inc., Term Loan B-1, 4.500%, 04/02/22	2,319,969	0.3
				16,412,458	2.1
			Industrial Equipment: 4.0%
	2,256,452		Accudyne Industries LLC, Term Loan, 4.000%, 12/13/19	1,860,163	0.2
	5,461,702		Apex Tool Group, Term Loan B, 4.500%, 01/31/20	5,161,308	0.7
	968,332		CeramTec GmbH, Dollar Term B-1 Loan, 4.250%, 08/30/20	952,597	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Industrial Equipment (continued)
102,932	CeramTec GmbH, Dollar Term B-2 Loan, 4.250%, 08/30/20	$101,260	0.0
295,082	CeramTec GmbH, Dollar Term B-3 Loan, 4.250%, 08/30/20	290,287	0.0
4,377,387	Doncasters Group Limited, First Lien Term Loan USD, 4.500%, 04/09/20	4,023,550	0.5
666,359	Filtration Group Corporation, First Lien Term Loan, 4.250%, 11/30/20	640,121	0.1
6,116,749	Gardner Denver, Inc., Term Loan B USD, 4.250%, 07/30/20	5,067,727	0.6
2,475,241	International Equipment Solutions, LLC, Term Loan, 7.250%, 08/16/19	1,980,193	0.3
1,196,764	Kenan Advantage Group, Inc.,Term Loan B, 4.000%, 07/31/22	1,180,309	0.2
381,727	Kenan Advantage Group, Inc.,Term Loan Canada Borrower, 4.000%, 07/31/22	376,478	0.0
7,074,650	Rexnord Corporation/RBS Global, Inc., First Lien Term Loan, 4.000%, 08/21/20	6,766,903	0.9
884,250	SunSource, First Lien Term Loan, 4.750%, 02/15/21	786,982	0.1
658,652	VAT Holding,Term Loan B, 4.250%, 02/11/21	643,009	0.1
1,891,499	WTG Holdings III Corp., First Lien Term Loan, 4.750%, 01/15/21	1,844,212	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
325,000	WTG Holdings III Corp., Second Lien Term Loan, 8.500%, 01/15/22	$302,250	0.0
		31,977,349	4.0
	Leisure Goods/Activities/Movies: 4.1%
7,387,500	24 Hour Fitness Worldwide, Inc, Term Loan B, 4.750%, 05/28/21	6,879,609	0.9
650,000	Cirque Du Soleil, Second Lien Term Loan, 9.250%, 07/07/23	581,750	0.1
5,999,027	Delta2 Sarl Luxembourg (Formula One World Championship), Facility B3, 4.750%, 07/30/21	5,558,477	0.7
2,000,000	Delta2 Sarl Luxembourg (Formula One World Championship), Second Lien Facility, 7.750%, 08/08/22	1,742,500	0.2
2,239,166	Equinox Holdings, Inc., First Lien Term Loan, 5.000%, 01/31/20	2,205,113	0.3
8,453,181	Fitness International, LLC., Term Loan B, 5.500%, 07/01/20	7,967,123	1.0
2,035,714	NEP/NCP Holdco, Inc., Second Lien, 10.000%, 07/22/20	1,893,214	0.2
5,799,216	NEP/NCP Holdco, Inc., Term Loan B with Add-On, 4.500%, 01/22/20	5,335,279	0.7
		32,163,065	4.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Lodging & Casinos: 6.4%
9,873,010	Amaya Gaming Group Inc., First Lien Term Loan B, 5.000%, 08/01/21	$9,194,241	1.2
1,218,875	American Casino and Entertainment Properties LLC, Term Loan, 5.000%, 07/03/22	1,212,781	0.2
3,362,205	Aristocrat Leisure Limited, Term Loan B, 4.750%, 10/21/21	3,311,772	0.4
1,059,011	Cannery Casino Resorts, LLC, First Lien Term Loan, 6.000%, 10/02/18	1,044,450	0.1
5,874,214	CityCenter Holdings, LLC, Term Loan, 4.250%, 10/15/20	5,849,125	0.7
845,750	Eldorado Resorts, Inc.,Term Loan B, 4.250%, 07/23/22	843,988	0.1
2,548,000	Global Cash Access, Inc., Term Loan B, 6.250%, 12/18/20	2,344,160	0.3
1,445,250	Golden Nugget, Inc., Delayed Draw Term Loan, 5.500%, 11/21/19	1,430,797	0.2
3,372,250	Golden Nugget, Inc., Term Loan, 5.500%, 11/21/19	3,338,527	0.4
800,000	Horseshoe Baltimore, Funded Term Loan B, 8.250%, 07/02/20	760,000	0.1
3,451,656	La Quinta, First Lien Term Loan, 3.750%, 04/14/21	3,299,207	0.4
4,355,606	Scientific Games International, Inc., Term Loan B, 6.000%, 10/18/20	4,023,491	0.5
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,980,000	Scientific Games International, Inc., Term Loan B-2, 6.000%, 10/01/21	$1,810,710	0.2
8,496,784	Station Casinos LLC, Term Loan, 4.250%, 03/02/20	8,385,263	1.1
3,556,517	Twin River Management Group, Inc., Term Loan B, 5.250%, 07/10/20	3,515,023	0.5
		50,363,535	6.4
	Mortgage REITs: 0.9%
4,328,250	DTZ,First Lien Term Loan B, 4.250%, 11/04/21	4,173,156	0.5
3,000,000	International Market Centers, Second Lien Term Loan, 8.750%, 08/11/21	2,850,000	0.4
		7,023,156	0.9
	Nonferrous Metals/Minerals: 0.4%
3,187,571	Fairmount Minerals, Ltd., Tranche B-2 Term Loans, 4.500%, 09/05/19	1,448,352	0.2
1,990,000	Novelis Inc.,Term Loan B, 4.000%, 06/02/22	1,842,408	0.2
		3,290,760	0.4
	Oil & Gas: 2.3%
2,163,122	Bronco Midstream Funding, LLC, Term Loan, 5.000%, 08/15/20	1,287,057	0.2
1,766,118	Chelsea Petroleum Products I, LLC, Term Loan, 5.250%, 10/28/22	1,664,566	0.2
2,974,912	CITGO, Term Loan B, 4.500%, 07/30/21	2,813,770	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Oil & Gas (continued)
	1,713,830	CITGO Holding, Inc., Holdco Term Loan, 9.500%, 05/12/18	$1,693,834	0.2
	2,416,471	Energy Transfer Equity, L.P., New Term Loan, 4.000%, 12/02/19	1,951,300	0.2
	3,158,935	FTS International, Inc. (fka FracTech), Term Loan, 5.750%, 04/16/21	347,483	0.0
	6,627,450	Harvey Gulf International Marine, LLC, Upsized Term Loan B, 5.500%, 06/15/20	3,048,627	0.4
	2,955,175	Penn Product Terminals, Term Loan, 4.750%, 04/13/22	2,630,106	0.3
	2,713,687	Southcross Holdings L.P., Term Loan B, 6.000%, 08/04/21	434,190	0.1
	2,974,722	Western Refining, Inc., Term Loan, 4.250%, 11/12/20	2,621,474	0.3
			18,492,407	2.3
		Publishing: 2.4%
	5,875,367	Cengage Learning Acquisition, Inc., First Lien Term Loan, 7.000%, 03/31/20	5,662,385	0.7
	157,753	HIBU PLC (fka Yell Group PLC), Facility A2, 5.633%, 03/03/19	317,084	0.0
EUR	5,700	HIBU PLC (fka Yell Group PLC), Spanish facility, 03/03/19	—	0.0
	1,664,768	McGraw Hill Global Education, Term Loan-B, 4.750%, 03/22/19	1,635,634	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,379,667	Merrill Communications, LLC,New First Lien Term Loan, 6.250%, 05/29/22	$2,703,733	0.4
1,243,397	Nelson Canada, 10% Reinstated 1st Lien TL, 0.633%, 10/01/20	938,765	0.1
2,691,114	Penton Media, Inc, First Lien, 4.750%, 09/30/19	2,660,839	0.3
1,172,505	Penton Media, Inc., Second Lien, 9.000%, 09/30/20	1,137,330	0.2
3,908,070	Tribune Company, Term Loan B, 3.750%, 12/31/20	3,870,619	0.5
		18,926,389	2.4
	Radio & Television: 3.3%
5,122,611	Cumulus Media Holdings Inc., Term Loan, 4.250%, 12/23/20	3,416,142	0.4
6,921,330	iHeartCommunications, Inc., Term Loan E, 8.133%, 07/30/19	4,510,402	0.6
1,249,659	Learfield Communications, Inc, First Lien Term Loan, 4.250%, 10/08/20	1,235,600	0.1
773,810	Learfield Communications, Inc., Second Lien Term Loan, 8.750%, 10/08/21	751,563	0.1
2,939,876	Media General, Inc., DDTerm Loan-B, 4.000%, 07/31/20	2,936,201	0.4
1,598,333	Salem Communications Corporation, Term Loan B, 4.500%, 03/14/20	1,502,433	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Radio & Television (continued)
	4,556,399	Univision Communications, Inc., Term Loan-C3, 4.000%, 03/01/20	$4,439,168	0.6
	7,220,313	Univision Communications, Inc., Term Loan-C4, 4.000%, 03/01/20	7,036,043	0.9
			25,827,552	3.3
		Retailers (Except Food & Drug): 12.1%
	1,417,375	Abercrombie & Fitch Management Co., Term Loan B, 4.750%, 08/07/21	1,371,310	0.2
	6,581,438	Academy Ltd., Term Loan, 5.000%, 07/01/22	6,083,717	0.8
EUR	3,729,551	Action Holding B.V., TL B, 5.383%, 02/15/22	4,032,401	0.5
	5,984,438	Ascena Retail Group, Inc.,TLB, 5.250%, 08/21/22	5,612,906	0.7
	2,992,462	Bass Pro Group, LLC, Term Loan B, 4.000%, 06/01/20	2,848,450	0.4
	3,500,000	Belk, 1st Lien Term Loan, 5.750%, 12/12/22	2,993,959	0.4
	8,623,274	BJs Wholesale Club, First Lien Term Loan, 4.500%, 09/26/19	8,192,111	1.0
	4,000,000	BJs Wholesale Club, Second Lien Term Loan, 8.500%, 03/26/20	3,337,500	0.4
	2,650,000	FullBeauty Brands (F.K.A. OneStopPlus), 1st Lien TL, 5.750%, 09/30/22	2,477,750	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
5,708,951		Harbor Freight Tools USA, Inc., Term Loan, 4.750%, 07/26/19	$5,721,082	0.7
1,152,074		Hudson's Bay Company,TL-B, 4.750%, 09/30/22	1,150,093	0.1
1,965,000		J. Crew, Term Loan B, 4.000%, 03/01/21	1,323,217	0.2
4,512,185		Leslies Poolmart, Inc., Term Loan, 4.250%, 10/16/19	4,363,658	0.6
1,366,569		Mattress Firm Holding Corp., Term Loan-B, 6.250%, 10/20/21	1,329,416	0.2
4,185,596		Men's Wearhouse, Term Loan, 4.500%, 06/18/21	3,850,748	0.5
10,715,865		Neiman Marcus Group, Inc, Term Loan, 4.250%, 10/25/20	9,018,739	1.1
3,562,040		Party City Holdings Inc, TL-B, 4.250%, 08/19/22	3,431,431	0.4
3,128,369		Payless ShoeSource, First Lien Term Loan, 5.000%, 03/05/21	1,433,835	0.2
2,800,000		Petco Animal Supplies, Inc., TL-B1, 5.750%, 01/31/23	2,746,450	0.3
11,910,000		PetSmart, Inc., Term Loan-B, 4.250%, 03/11/22	11,554,856	1.5
992,386		rue21 inc., Term Loan B, 5.625%, 10/10/20	772,407	0.1
3,199,597		Savers, Term Loan B, 5.000%, 07/09/19	2,375,701	0.3
2,500,000	(1)	Staples, Inc., Term Loan-B, 4.250%, 04/23/21	2,487,500	0.3
5,000,000		Staples, Inc., TL-B, 4.750%, 02/02/22	4,969,645	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Retailers (Except Food & Drug) (continued)
	4,000,000	The Gymboree Corporation, Term Loan B, 5.000%, 02/23/18	$2,107,144	0.3
			95,586,026	12.1
		Surface Transport: 1.3%
	2,181,006	Goodpack Ltd., First Lien Term Loan, 4.750%, 09/09/21	1,946,548	0.2
	1,000,000	Goodpack Ltd., Second Lien Term Loan, 8.000%, 09/09/22	860,000	0.1
	2,543,625	Navistar Inc., Term Loan B, 6.500%, 08/07/20	2,187,518	0.3
	1,972,469	OSG Bulk Ships, Inc., First Lien Term Loan, 5.250%, 08/05/19	1,725,910	0.2
	1,200,000	Quality Distribution,First Lien Term Loan, 5.750%, 08/18/22	1,020,000	0.1
	691,987	V.Group, Term Loan B, 4.750%, 06/30/21	678,148	0.1
	2,100,000	XPO Logistics, Term Loan B, 5.500%, 10/31/21	2,083,374	0.3
			10,501,498	1.3
		Telecommunications: 10.0%
EUR	1,870,313	Altice International S.A.,EUR Add On, 4.500%, 07/17/22	1,956,287	0.2
	3,375,863	Aricent Group, 2015 Upsized First Lien Term Loan, 5.500%, 04/14/21	3,004,518	0.4
	4,975,894	Asurion, LLC, Incremental Tranche B-1 Term Loan, 5.000%, 05/24/19	4,698,488	0.6
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,750,000	Asurion, LLC, Second Lien Term Loan, 8.500%, 02/28/21	$1,428,438	0.2
5,777,340	Asurion, LLC, Incremental Tranche B-4 Term Loan, 5.000%, 07/31/22	5,319,965	0.7
3,364,262	Avaya Inc., Term B-6 Loan, 6.500%, 03/31/18	2,281,390	0.3
7,677,061	Avaya Inc., Term B-7 Loan, 6.250%, 05/29/20	4,625,429	0.6
1,895,250	CommScope, Inc., Tranche 5 Term Loan, 3.750%, 12/29/22	1,878,667	0.2
10,049,500	Communications Sales & Leasing, Inc., Term Loan B, 5.000%, 10/24/22	9,396,283	1.2
3,890,600	Consolidated Communications, Inc., Term Loan B, 4.250%, 12/19/20	3,858,502	0.5
564,268	Encompass Digital Media, Inc., First Lien, 5.500%, 06/05/21	544,166	0.1
4,108,186	Global Tel*Link Corporation, First Lien Term Loan, 5.000%, 05/23/20	3,409,794	0.4
1,700,000	Global Tel*Link Corporation, Second Lien Term Loan, 9.000%, 11/23/20	1,154,407	0.1
2,632,199	Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 06/06/19	2,610,812	0.3
5,500,000	Level 3 Financing, Inc, Tranche B-II 2022 Term Loan, 3.500%, 05/31/22	5,442,707	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Telecommunications (continued)
2,300,000	Level 3 Financing, Inc., Term Loan B-4, 4.000%, 01/15/20	$2,301,438	0.3
6,738,444	Lightower Fiber Networks, First Lien Term Loan, 4.000%, 04/11/20	6,574,140	0.8
1,200,000	Securus Technologies, Inc., Incremental Term Loan B-2, 5.250%, 04/30/20	1,020,000	0.1
1,969,669	Securus Technologies, Inc., Upsized First Lien Term Loan, 4.750%, 04/30/20	1,669,294	0.2
3,052,127	Syniverse Holdings, Inc., Initial Term Loan, 4.000%, 04/23/19	1,999,143	0.2
2,900,000	T-Mobile USA, Inc., Term Loan B, 3.500%, 11/09/22	2,905,237	0.4
5,873,286	U.S. Telepacific Corp, Term Loan B, 6.000%, 11/21/20	5,597,488	0.7
2,881,237	XO Communications, First Lien Term Loan, 4.250%, 03/19/21	2,876,736	0.4
3,037,383	Zayo Group, LLC, Term Loan B, 3.750%, 05/06/21	2,992,907	0.4
		79,546,236	10.0
	Utilities: 2.1%
1,176,621	Atlantic Power Limited Partnership, Term Loan, 4.750%, 02/28/21	1,158,237	0.2
2,000,000	Calpine Corp, Term Loan B-6, 4.000%, 01/15/23	1,925,000	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,030,000		Energy Future Intermediate Holding Company LLC, First Lien DIP, 4.250%, 12/19/16	$1,027,425	0.1
2,925,537		La Frontera Generation, LLC,Term Loan, 4.500%, 09/30/20	2,874,340	0.4
2,437,750		Longview Power, LLC, Term Loan, 7.000%, 04/15/21	2,096,465	0.3
1,600,000		RISEC, Term Loan, 5.750%, 12/19/22	1,552,000	0.2
2,079,000		Southeast PowerGen, LLC, Term Loan B, 4.500%, 12/02/21	1,938,667	0.2
1,969,697		TPF Generation Holdings, LLC, Term Loan, 4.750%, 12/31/17	1,782,576	0.2
2,508,310		TPF II Power, LLC, Term Loan, 5.500%, 09/30/21	2,361,993	0.3
			16,716,703	2.1
		Total Senior Loans ( Cost $1,189,171,880 )	1,107,083,078	139.8
OTHER CORPORATE DEBT: —%
		Publishing: —%
645,834	&	HIBU PLC (fka Yell Group PLC), Facility B2, 0.633%, 03/03/24	—	0.0
		Total Other Corporate Debt ( Cost $405,861 )	—	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Shares		Borrower/ Tranche Description	Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: 0.7%
154		AR Broadcasting (Warrants)	$—	0.0
888,534	R	Ascend Media (Residual Interest)	—	0.0
3,160		Caribe Media Inc.	—	0.0
178,416		Cengage Learning	3,464,214	0.4
246,734		Eagle Topco 2013 LTD	—	0.0
60,946		Everyware Global, Inc.	411,385	0.1
8		Faith Media Holdings, Inc. (Residual Interest)	—	0.0
535,170		Fontainebleau Las Vegas, LLC (Delayed Draw Term Loan-Residual Interest)	—	0.0
1,070,339		Fontainebleau Las Vegas, LLC (Term Loan B-Residual Interest)	—	0.0
291	R	Lincoln Paper & Tissue, LLC	—	0.0
5,933,579	R	Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)	—	0.0
205,396		Longview Power, LLC	1,052,655	0.1
75,853		Millennium Health LLC	973,422	0.1
Shares	Borrower/ Tranche Description	Value	Percentage of Net Assets
209,262	Nelson Education Ltd.	$41,852	0.0
106,702	Northeast Biofuels (Residual Interest)	—	0.0
	Total Equities and Other Assets ( Cost $9,407,324 )	5,943,528	0.7
	Total Investments ( Cost $1,198,985,065 )	$1,113,026,606	140.5
	Liabilities in Excess of Other Assets	(320,849,943)	(40.5)
	Net Assets	$792,176,663	100.0

*  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

†  Unless otherwise indicated, principal amount is shown in USD.

&  Payment-in-kind

R  Restricted Security

(1)  Loans purchased on a when-issued or delayed-delivery basis. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

EUR  EU Euro

GBP  British Pound

  Cost for federal income tax purposes is $1,199,007,454.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,552,102
Gross Unrealized Depreciation	(87,532,950)
Net Unrealized Depreciation	$(85,980,848)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 29, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 29, 2016
Asset Table
Investments, at fair value
Equities and Other Assets	$—	$5,943,528	$—	$5,943,528
Other Corporate Debt	—	—	—	—
Senior Loans	—	1,107,083,078	—	1,107,083,078
Total Investments, at fair value	$—	$1,113,026,606	$—	$1,113,026,606
Other Financial Instruments+
Forward Foreign Currency Contracts	—	609,157	—	609,157
Total Assets	$—	$1,113,635,763	$—	$1,113,635,763
Liabilities Table
Other Financial Instruments+
Unfunded commitments	$—	$(2,443)	$—	$(2,443)
Total Liabilities	$—	$(2,443)	$—	$(2,443)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts and unfunded commitments which are fair valued at the unrealized gain (loss) on the instrument.

At February 29, 2016, the following forward foreign currency contracts were outstanding for the Voya Prime Rate Trust:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	EU Euro	20,150,000	Sell	03/24/16	$22,444,078	$21,934,126	$509,952
State Street Bank	British Pound	2,711,600	Sell	03/24/16	3,873,640	3,774,435	99,205
							$609,157

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of February 29, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$609,157
Total Asset Derivatives		$609,157

The effect of derivative instruments on the Trust's Statement of Operations for the year ended February 29, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income Forward foreign currency contracts
Foreign exchange contracts	$369,592
Total	$369,592
Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income Forward foreign currency contracts
Foreign exchange contracts	$528,820
Total	$528,820

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2016 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at February 29, 2016:

State Street Bank
Assets:
Forward foreign currency contracts	$609,157
Total Assets	$609,157
Net OTC derivative instruments by counterparty, at fair value	$609,157
Total collateral pledged by the Trust/(Received from counterparty)	$—
Net Exposure(1)	$609,157

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Trust. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 29, 2016 were as follows:

Type	Per Share Amount
NII	$0.3310

NII - Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Trust designates 96.29% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Trust. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

Voya Prime Rate Trust

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:

1  To elect eleven nominees to the Board of Trustees of Voya Prime Rate Trust.

An annual shareholder meeting of Voya Prime Rate Trust was held July 1, 2015, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Prime Rate Trust
Colleen D. Baldwin	1	*	120,272,594.974	3,460,283.212	0.000	0.000	123,732,878.186
John V. Boyer	1	*	120,307,137.390	3,425,740.796	0.000	0.000	123,732,878.186
Patricia W. Chadwick	1	*	120,287,522.294	3,445,355.892	0.000	0.000	123,732,878.186
Albert E. DePrince, Jr.**	1	*	120,220,218.564	3,512,659.622	0.000	0.000	123,732,878.186
Peter S. Drotch	1	*	120,266,021.174	3,466,857.012	0.000	0.000	123,732,878.186
Russell H. Jones	1	*	120,232,913.174	3,499,965.012	0.000	0.000	123,732,878.186
Patrick W. Kenny	1	*	120,280,824.564	3,452,053.622	0.000	0.000	123,732,878.186
Joseph E. Obermeyer	1	*	120,332,331.390	3,400,546.796	0.000	0.000	123,732,878.186
Sheryl K. Pressler	1	*	120,350,263.294	3,382,614.892	0.000	0.000	123,732,878.186
Roger B. Vincent	1	*	120,177,949.980	3,554,928.206	0.000	0.000	123,732,878.186
Shaun P. Mathews	1	*	120,357,810.390	3,375,067.796	0.000	0.000	123,732,878.186

*Proposal Passed

**Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Trustee of the Board.

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust.

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	October 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	151	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014 - Present January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	151	Wisconsin Energy Corporation (June 2006 - Present); The Royce Funds (35 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	October 2007 - Present	Retired.	151	First Marblehead Corporation (September 2003 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015 - Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013 - Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005 - Present	Retired.	151	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015 - Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 - September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	February 2002 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	151	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustees who are "interested persons":
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	June 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).	177

Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)  Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an "interested person" as defined in the 1940 Act, of each Fund ("Independent Trustee") is subject to the Board's retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board's other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)  For the purposes of this table, "Fund Complex" means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2016.

(3)  Mr. Mathews is deemed to be an "interested person" of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.'s affiliates.

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	February 2002 - Present

Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	August 2003 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 - Present

Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 - Present).
Daniel A. Norman 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President and Treasurer	April 1995 - Present	Managing Director and Group Head, Voya Investment Management Co. LLC (January 2012 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Jeffrey A. Bakalar 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 1999 - Present	Managing Director and Group Head, Voya Investment Management Co. LLC (January 2012 - Present).
Elliot A. Rosen 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Senior Vice President	May 2002 - Present	Senior Vice President, Voya Investment Management Co. LLC (February 1999 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012 - Present

Senior Vice President - Fund Compliance, Voya Investments, LLC (June 2012 - Present); and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (March 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 - Present

Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	August 2003 - Present

Vice President, Voya Funds Services, LLC (February 1996 - Present) and Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 - Present

Vice President, Voya Investments, LLC (October 2015 - Present). Formerly Vice President, Voya Funds Services, LLC (April 2014 - October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	November 1997 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 - Present

Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 - Present

Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - October 2015). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 -Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)  The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER REINVESTMENT PROGRAM

The following is a summary of the Program. Shareholders are advised to review a fuller explanation of the Program contained in the Trust's statement of additional information.

Common Shares are offered by the Trust through the Program. The Program allows participating shareholders to reinvest all dividends ("Dividends") in additional Common Shares of the Trust and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month.

The Trust and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.

Common Shares will be issued by the Trust under the Program when the Trust's Common Shares are trading at a premium to NAV. If the Trust's Common Shares are trading at a discount to NAV, Common Shares issued under the Program will be purchased on the open market. Common Shares issued under the Program directly from the Trust will be acquired at the greater of: (i) NAV at the close of business on the day preceding the relevant investment date; or (ii) the average of the daily market price of the Common Shares during the pricing period minus a discount of 5% for reinvested Dividends and 0% to 5% for optional cash investments. Common Shares issued under the Program, when shares are trading at a discount to NAV, will be purchased in the market by the transfer agent at market price. Shares issued by the Trust under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed participation form to the transfer agent, the Program administrator. The transfer agent will credit to each participant's account funds it receives from: (i) Dividends paid on Trust shares registered in the participant's name; and (ii) optional cash investments. The Transfer Agent will apply all Dividends and optional cash investments received to purchase Common Shares as soon as practicable beginning on the relevant investment date (as described below) and not later than six business days after the relevant investment date, except when necessary to comply with applicable provisions of the federal securities laws. For more information on the Trust's distribution policy, please see the Trust's prospectus.

In order for participants to purchase shares through the Program in any month, the Program administrator must receive from the participant any optional cash investment by the relevant investment date. The relevant investment date will be set in advance by the Trust, upon which optional cash investments are first applied by the Transfer Agent to the purchase of Common Shares. Participants may obtain a schedule of relevant dates, including investments dates, the dates by which optional cash investment payments must be received and the dates in which shares will be paid, by calling Voya's Shareholder Services Department at 1-800-336-3436.

Participants will pay a pro rata share of brokerage commissions with respect to the Transfer Agent's open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.

The Program is intended for the benefit of investors in the Trust. The Trust reserves the right to exclude from participation, at any time: (i) persons or entities who attempt to circumvent the Program's standard $100,000 maximum by accumulating accounts over which they have control; or (ii) any other persons or entities as determined in the sole discretion of the Trust.

Currently, persons who are not shareholders of the Trust may not participate in the Program. The Board may elect to change this policy at a future date and permit non-shareholders to participate in the Program. Shareholders may request to receive their Dividends in cash at any time by giving the Transfer Agent written notice or by contacting the Trust's Shareholder Services Department at 1-800-336-3436. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in shares under the Program will be treated as having received a dividend equal to either (i) if shares are issued under the Program directly by the Trust, generally the fair market value of the shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. If a shareholder purchases additional shares for cash at a discount, the shareholder's basis in the shares will be the price he or she paid.

Additional information about the Program may be obtained by contacting the Trust's Shareholder Services Department at 1-800-336-3436.

KEY FINANCIAL DATES — CALENDAR 2016 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 29, 2016	February 8, 2016	February 23, 2016
February 29, 2016	March 8, 2016	March 22, 2016
March 31, 2016	April 7, 2016	April 22, 2016
April 29, 2016	May 6, 2016	May 23, 2016
May 31, 2016	June 8, 2016	June 22, 2016
June 30, 2016	July 7, 2016	July 22, 2016
July 29, 2016	August 8, 2016	August 22, 2016
August 31, 2016	September 8, 2016	September 22, 2016
September 30, 2016	October 6, 2016	October 24, 2016
October 31, 2016	November 8, 2016	November 22, 2016
November 30, 2016	December 8, 2016	December 22, 2016
December 21, 2016	December 28, 2016	January 12, 2017

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

The Trust was granted exemptive relief by the SEC (the "Order"), which under the 1940 Act, would permit the Trust, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) ("Managed Distribution Policy"). The Trust may in the future adopt a Managed Distribution Policy.

STOCK DATA

The Trust's Common Shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's CUSIP number is 92913A100. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

NUMBER OF SHAREHOLDERS

The number of record holders of Common Stock as of February 29, 2016 was 2,724 which does not include approximately 40,622 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-336-3436; (2) on the Trust's website at www.voyainvestments.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Trust by calling Shareholder Services toll-free at (800) 336-3436.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust's CEO submitted the Annual CEO Certification on July 31, 2015 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Sub-Adviser

Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169

Institutional Investors and Analysts

Call Voya Prime Rate Trust
1-800-336-3436, Extension 2217

Written Requests

Please mail all account inquiries and other comments to:
Voya Prime Rate Trust Account
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
1-800-334-3444

Independent Registered Public
Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

AR-PRT

(0216-042216)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $70,500 for year ended February 29, 2016 and $70,500 for year ended February 28, 2015.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,575 for the year ended February 29, 2016 and $9,975 for the year ended February 28, 2015.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $7,491 in the year ended February 29, 2016 and $7,360 in the year ended February 28, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended February 29, 2016 and $385 for the year ended February 28, 2015.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 19, 2015

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2016 to December 31, 2016

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended February 29, 2016 and February 28, 2015; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2016	2015
Voya Prime Rate Trust	$15,066	$17,720
Voya Investments, LLC (1)	$178,050	$211,825

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent.

b.	Not applicable.

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

PROXY VOTING PROCEDURES and GUIDELINES

VOYA FUNDS

VOYA iNVESTMENTS, LLC

DIRECTED SERVICES LLC

Date Last Revised:  March 18, 2016

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Introduction

The purpose of these Proxy Voting Procedures and Guidelines (the “Procedures”, the “Guidelines”) is to set forth the Board of Directors/Trustees of the Voya funds’ (the “Board”) instructions to Voya Investments, LLC and Directed Services LLC (each referred to as the “Advisor” and collectively the “Advisors”) for the voting of proxies for each fund the Board serves as Director/Trustee (the “Funds”).

The Board may elect to delegate proxy voting to a sub-advisor of the Funds and also approve the sub-advisor’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Advisor-Voted Fund”).  A Sub-Advisor-Voted Fund is not covered under these Procedures and Guidelines, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements.  However, they are covered by those sub-advisor’s proxy policies, provided that the Board has approved them.

These Procedures and Guidelines incorporate principals and guidance set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff on the fiduciary duty of the Board to ensure that proxies are voted in a timely manner and that voting decisions are in the Funds’ beneficial owners’ best interest.

The Board, through these instructions, delegates to the Advisors’ Proxy Coordinator the responsibility to vote the Funds’ proxies in accordance with these Procedures and Guidelines on behalf of the Board.  The Board further delegates to the Compliance Committee of the Board certain oversight duties regarding the Advisors’ functions as it pertains to the voting of the Funds’ proxies.

The Board directs the engagement of a Proxy Advisory Firm to be initially appointed and annually reviewed and approved by the Board.  The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.

These Procedures and Guidelines will be reviewed by the Board’s Compliance Committee annually, and will be updated at such time as deemed appropriate.  No change to these Procedures and Guidelines will be made except pursuant to Board direction.  Non-material amendments, however, may be approved for immediate implementation by the Board’s Compliance Committee, subject to ratification by the full board at its next regularly scheduled meeting.

Advisors’ Roles and Responsibilities

Proxy Coordinator

The Voya Proxy Coordinator shall direct the Proxy Advisory Firm to vote proxies on behalf of the Funds and the Advisors in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).

The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting the Funds’ proxies in accordance with the Procedures and Guidelines on behalf of the Funds and the Advisors.  The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Procedures and Guidelines.  Responsibilities assigned to the Proxy Coordinator, or activities that support it, may be performed by such members of the Proxy Group (as defined in the Proxy Group section below) or employees of the Advisors’ affiliates as the Proxy Group deems appropriate.

The Proxy Coordinator is also responsible for identifying and informing Counsel (as defined in the Counsel section below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisors, the Funds’ principal underwriters, or an affiliated person of the Funds.  The Proxy Coordinator will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.

Proxy Advisory Firm

The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

vote recommendations under its Proxy Voting guidelines, as well as to produce vote recommendations and/or refer all proxies in accordance with the Guidelines.

Proxy Group

The members of the Proxy Group, which may include employees of the Advisors’ affiliates, are identified in Exhibit 1, and may be amended from time to time at the Advisors’ discretion except that the Fund’s Chief Investment Risk Officer, the Fund’s Chief Compliance Officer, and the Fund’s Proxy Coordinator shall be members unless the Board determines otherwise.

Investment Professionals

The Funds’ sub-advisors and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”.  The Board encourages the Funds’ Investment Professionals to submit a recommendation to the Proxy Group regarding any proxy voting related proposal pertaining to the portfolio securities over which they have day-to-day portfolio management responsibility.  Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the Proxy Group regarding proxy voting related proxy contests or mergers and acquisitions involving to the portfolio securities over which they have day-to-day portfolio management responsibility.

Counsel

A member of the mutual funds legal practice group of the Advisor (“Counsel”) is responsible for determining if a potential conflict of interest is in fact deemed a conflict of interest and notifying the Chair of the Compliance Committee.

Proxy Voting Procedures

Proxy Group Oversight

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Compliance Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.

The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that the Proxy Coordinator follows the directions of a majority of a quorum responding via e-mail.

A Proxy Group meeting will be held whenever:

•	The Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.
•	The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.
•	A matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted.
•	The Proxy Coordinator requests the Proxy Group’s input and vote recommendation on a matter.

In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Procedures or the Guidelines.

If the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, these recommendations do not contravene any requirements of these Procedures or the Guidelines, and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a Proxy Group meeting.

For each proposal referred to the Proxy Group, it will review:

•	The relevant Procedures and Guidelines,
•	The recommendation of the Proxy Advisory Firm, if any,
•	The recommendation of the Investment Professional(s), if any,
•	Other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Vote Instruction

The vote of a simple majority of the voting members present will determine any matter submitted to a vote.  Tie votes will be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting.

In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the Proxy Coordinator will refer the vote to the Compliance Committee Chair for vote determination.

In the event a tie vote cannot be timely resolved in connection with a voting deadline, the Proxy Coordinator will vote in accordance with the Proxy Advisory Firm’s recommendation.

A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination.  If abstention results in the loss of quorum, the process for resolving tie votes will be observed.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, the Proxy Group will follow the Out-of-Guidelines procedures.

The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional.

Vote Determination and Execution

These Procedures and Guidelines specify how the Funds generally will vote with respect to the proposals indicated.  Unless otherwise noted, the Proxy Group instructs the Proxy Coordinator, on behalf of the Advisors, to vote in accordance with these Procedures and Guidelines.

Within-Guidelines Votes:  Votes in Accordance with the Guidelines

In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner.

Out-of-Guidelines Votes:

•	Votes Contrary to the Procedures and Guidelines
•	Proxy Advisory Firm Does not Provide a Recommendation and the Guidelines do not provide voting instruction

A vote would be considered Out-of-Guidelines if the:

•	Vote is cast in circumstances where the Procedures and Guidelines provides no instruction and the Proxy Advisory Firm has made no recommendation on a matter, or
•	Vote is contrary to the Guidelines; provided that a vote will not be deemed to be Out-of-Guidelines if the Guidelines stipulate that primary consideration will be given to input from an Investment Professional, notwithstanding that the vote appears contrary to these Procedures and Guidelines and/or the proxy Advisory Firm’s recommendation.

An Out-of-Guidelines vote is cast when the Compliance Committee or Proxy Group determines that the application of the Procedures and Guidelines is inapplicable or inappropriate under the circumstances of a case. Such votes include, but are not limited to votes cast on the recommendation of an Investment Professional.

Routine Matters

Upon instruction from the Proxy Coordinator, the Proxy Advisory Firm will submit a vote in accordance with these Procedures and Guidelines where there is a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.

Matters Requiring Case-by-Case Consideration

The Proxy Coordinator will provide the Proxy Advisory Firm with the appropriate information from these Procedures and Guidelines to specify how the Funds generally will vote.  The Proxy Advisory Firm will review proxy materials based on these Procedures and Guidelines and will refer proxy proposals

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

accompanied by its written analysis and vote recommendation to the Proxy Coordinator when these Procedures and Guidelines indicate “case-by-case.”  Additionally, the Proxy Advisory Firm will refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of these Procedures and Guidelines is unclear or appears to involve unusual or controversial issues.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The Proxy Coordinator will review matters requiring a case-by-case consideration to determine if the Proxy Group had previously provided the Proxy Coordinator with standing vote instructions in accordance with the Proxy Advisory Firm’s recommendation, or a provision within the Guidelines is applicable based on prior voting history.

If a matter requires input and vote determination from the Proxy Group, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation, the Proxy Coordinator’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group.  The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.

The Proxy Coordinator will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisors to vote in accordance with the Proxy Advisory Firm’s recommendation.

Non-Votes:  Votes in which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under certain circumstances including:

•	The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.
•	The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.

In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Further, Counsel may permit the Proxy Coordinator to abstain from voting any proposal that is subject to a material conflict, provided such abstention does not have the same effect as an “against” vote, and therefore has no effect on the outcome of the vote.

The Proxy Coordinator will make reasonable efforts to secure and vote all other proxies for the Funds, particularly in markets where shareholders’ rights are limited.

Matters Requiring Further Consideration

Referrals to the Compliance Committee

If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e. Proxy Advisory Firm, the Advisors, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the Proxy Coordinator will refer the vote to the Compliance Committee Chair.

If an Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will also be referred to the Compliance Committee for review.

The Compliance Committee will be provided all recommendations (including Investment Professional(s)), analyses, research, and Conflicts Reports and any other written materials used to establish whether a conflict of interest exists, and will instruct the Proxy Coordinator how such referred proposals should be voted.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

The Proxy Coordinator will use best efforts to refer matters to the Compliance Committee for its consideration in a timely manner.  In the event any such matter cannot be referred to or considered by the Compliance Committee in a timely manner, the Compliance Committee’s standing instruction is to vote Within Guidelines.

Consultation with Compliance Committee

The Proxy Coordinator may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of these Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.

The Compliance Committee will receive a report detailing proposals that were voted Out-of-Guidelines, Within Guidelines if the Investment Professional’s recommendation was not acted on, or was referred to the Compliance Committee.

Conflicts of Interest

The Advisors shall act in the Funds’ beneficial owners’ best interests and strive to avoid conflicts of interest.

Conflicts of interest can arise, for example, in situations where:

•	The issuer is a vendor whose products or services are material to the Voya Funds, the Advisors or their affiliates;
•	The issuer is an entity participating to a material extent in the distribution of the Voya Funds;
•	The issuer is a significant executing broker dealer;
•	Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisors, or Director/Trustee of the Board serves as a director or officer of the issuer; or
•	The issuer is Voya Financial.

Potential Conflicts with a Proxy Issuer

The Proxy Coordinator is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer.  In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the Proxy Coordinator any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.

The Proxy Group member will advise the Proxy Coordinator in the event a Proxy Group member believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the Funds’ beneficial owners.  The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest exists.  If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process.  Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.

Investment Professionals are also required to complete a Conflict of Interest Report or confirm in writing that they do not have any potential conflicts of interests when submitting a vote recommendation to the Proxy Coordinator.

The Proxy Coordinator gathers and analyzes the information provided by the Proxy Advisory Firm, the Advisors, the Funds’ principal underwriters, affiliates of the Funds, members Proxy Group, Investment Professionals, and the Directors and Officers of the Funds.  Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.

The Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group if Counsel determines that a material conflict of interest does not appear to exist with respect a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s).

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Compliance Committee Oversight

The Proxy Coordinator will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist in order that the conflicted party(ies) have no opportunity to exercise voting discretion over a Fund’s proxy.

The Proxy Coordinator will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:

•	The applicable Procedures and Guidelines
•	The Proxy Advisory Firm recommendation
•	The Investment Professional(s)’s recommendation, if available
•	Any resources used by the Proxy Group in arriving at its recommendation
•	Counsel’s findings
•	Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists.

In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.

Conflicts Reports

Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the Proxy Coordinator are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities.  The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.

The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.

Completed Conflicts Reports should be provided to the Proxy Coordinator as soon as possible and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.

The Proxy Coordinator will forward all Conflicts Reports to Counsel for review.  Upon review, Counsel will provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.

Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.

Assessment of the Proxy Advisory Firm

The Proxy Coordinator, on behalf of the Board and the Advisors, will assess if the Proxy Advisory Firm:

•	Is independent from the Advisors
•	Has resources that indicate it can competently provide analysis of proxy issues
•	Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners
•	Has adequate compliance policies and procedures to:
o	Ensure that its proxy voting recommendations are based on current and accurate information
o	Identify and address conflicts of interest.

The Proxy Coordinator will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the Proxy Coordinator may deem reasonably appropriate.  The Proxy

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Advisory Firm will also promptly notify the Proxy Coordinator in writing of any material change to information previously provided to the Proxy Coordinator in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review.  Counsel will review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com).  Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

•	If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
•	If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Advisor to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds.  Accordingly:

•	Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.
•	In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.
•	In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders.  Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Procedures and Guidelines.

Securities Lending

Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund.  Accordingly, the Fund will not be able to vote securities that are on loan under these types of arrangements.  However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or Proxy Coordinator may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage.  Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction.  The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting.  In order to recall or restrict shares on a timely basis for material voting purposes, the Proxy Coordinator, on behalf of the Proxy Group, will use best efforts to consider, and when appropriate, to act upon, such requests on a timely basis.  Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually, as required, each Fund and each Sub-Advisor-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya Funds’ website.  The proxy voting record for each Fund and each Sub-Advisor-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website.  If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Reporting to the Compliance Committee

At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was:

1.	Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;
2.	Voted Within-Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;
3.	Referred to the Compliance Committee for determination.

The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Reporting by the Proxy Coordinator on behalf of the Advisor

The Advisor will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

•	A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.
•	A record of each vote cast on behalf of a Fund.
•	A copy of any Advisor-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.
•	A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Advisor voted proxies on behalf of a Fund.
•	A record of all recommendations from Investment Professionals to vote contrary to the Guidelines.
•	All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisors’ office.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Advisor upon request.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

PROXY VOTING GUIDELINES

Introduction

Proxies must be voted in the best interest of the Funds’ beneficial owners.  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how Fund securities will be voted on proposals dealing with particular issues.  Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines.

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility.  Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

These policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

General Policies

The Funds’ policy is generally to support the recommendation of the relevant company’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation.  However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.

Investment Professionals input will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund if they involve merger transactions/corporate restructurings, proxy contests, fixed income or private equity securities, or unusual or controversial issues.

The Fund’s policy is to not support proposals that would impose a negative impact on existing rights of the Funds’ beneficial owners to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.  Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

International Policies

Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets.

Funds will vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate.

The Funds will consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE

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basis if the Proxy Advisory Firm recommends their support when:

•	The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);
•	The market standard is stricter than the Fund’s guidelines; or
•	It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Proxy Contests:

Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Uncontested Proxies:

1-	The Board of Directors

Overview

The Funds will lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation.  Support will be withheld from directors deemed responsible for governance shortfalls.  If the director(s) are not standing for election (e.g., the board is classified), support will not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

The Funds will vote FOR directors in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.

Vote with the Proxy Advisory Firm’s recommendation to withhold support from directors for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Independence

Determination of Independence

The Fund will consider the relevant country or market listing exchange and the Proxy Advisory Firm’s standards with respect to determining director independence.  These standards provide that, to be considered independent, a director shall have no material connection to the company other than the board seat.

Although the Funds’ may agree with the Proxy Advisory Firm’s independence standards, such agreement shall not dictate that a Fund’s vote will be cast according to the Proxy Advisory Firm’s corresponding recommendation.  Further, the application of Guidelines in connection with such standards will apply only when the director’s level of independence can be ascertained based on available disclosure.  Note:  Non-

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voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

Board/Committee Independence

The Funds’ policy is that a board should be majority independent or, for international markets, meet the applicable independence requirements of the relevant country or market listing exchange (e.g., Hong Kong), and key committees (audit, remuneration (compensation), and nominating/governance) should be fully independent unless expressly dictated otherwise by such exchange (collectively defined as “Independence Requirements”).  Therefore, the Fund’s will consider non-independent directors standing for election on a Case-by-Case basis when the full board does not meet the Independence Requirements.

•	WITHHOLD support from the fewest non-independent directors including the Founder, Chairman or CEO if their removal would achieve the Independence Requirements across the remaining board, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated, or the number required to achieve the Independence Requirements is equal to or greater than the number of non-independent directors standing for election.

•	WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet the applicable independence requirements of the relevant exchange.

•	WITHHOLD support from key committee slates if they contain non-independent directors in the election.

•	WITHHOLD support from non-independent directors if the full board serves or the board has not established such a committee, and relevant country or market listing exchange requires the establishment of such committee.

For companies in Japan, generally follow the Proxy Advisory Firm’s recommendations in furtherance of greater board independence and minority shareholder protections, including to WITHHOLD support from the top executive(s) if the board does not include at least two independent directors.

For companies in Japan, generally follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

For companies in Italy presenting multiple slates of directors (voto di lista), WITHHOLD support from all slates until director names are disclosed, and upon disclosure, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of meeting independence requirements, such as:

•	Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
•	Simultaneous reappointment of retiring directors (e.g., South Africa);
•	In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
•	Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Self-Nominated/Shareholder-Nominated Director Candidates

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis.

WITHHOLD support from the candidate when:

•	Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the company);
•	A candidate will not be supported if the candidate’s agenda is not in line with the long-term best interests of the company; or
•	Cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues

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are raised (e.g., potential change in control).

Management Proposals Seeking Non-board member service on Key Committees

Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where best market practice otherwise dictates.

Consider other concerns regarding committee members on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Board/Key Committee Independence

•	Vote AGAINST shareholder proposals seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).
•	Vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
•	Vote AGAINST shareholder proposals asking that the independence be greater than that required by the country or market listing exchange.

Board Member Roles and Responsibilities

The Funds generally will review issues  of the corresponding proposal (e.g., advisory vote on executive compensation or auditor ratification) rather than on the board or relevant committee members.

Attendance

WITHHOLD support from a director who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences.

Vote FOR in connection with attendance issues for directors who have served on the board for less than the two most recent years.

WITHHOLD support if two-year attendance cannot be ascertained from available disclosure (e.g., the company did not disclose which director(s) attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences).

The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.

Over-boarding

Vote FOR directors without regard to “over-boarding” issues, unless when in conjunction with attendance issues during the most recent year.  Consider such circumstances on a Case-by-Case basis.

Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.

Combined Chairman / CEO Role

Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise required to be independent, unless other concerns requiring Case-by-Case consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).

Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately, unless significant corporate governance concerns have been cited.  Consider such circumstances on a CASE-BY-CASE basis.

Cumulative/Net Voting Markets (e.g., Russia)

When cumulative or net voting applies, generally follow the Proxy Advisory Firm’s approach to vote FOR nominees asserted by the issuer to be independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.

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Board Accountability

Vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency; i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

Compensation Practices (U.S. and Canada)

It is the Funds’ policy that matters of compensation are best determined by an independent board and compensation committee.  Therefore support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.

Where applicable, votes on compensation committee members in connection with compensation practices should be considered on a Case-by-Case basis:

•	Say on pay. If shareholders have been provided with an advisory vote on executive compensation (“say on pay”), and practices not supported under these Guidelines (provisions under Section 2. Compensation) have been identified, the Funds will align with the Proxy Advisory Firm when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Companies receiving negative recommendations on both compensation committee members and say on pay (or shareholders have not been provided with a say on pay) regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

•	Say on pay responsiveness. Compensation committee members opposed by the Proxy Advisory Firm for failure to sufficiently address compensation concerns prompting significant opposition to the most recent say on pay vote will be considered on a CASE-BY-CASE basis, factoring in considerations such as level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure.
o	WITHHOLD support from the compensation committee chair where the circumstances merit opposition.
o	If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, WITHHOLD support from the other compensation committee members.
o	If no compensation committee members are standing for election, consider other directors on a CASE-BY-CASE basis.

•	Say on frequency. If the Proxy Advisory Firm opposes directors because the company has implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, WITHHOLD support from the compensation committee chair. If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members. If no compensation committee members are standing for election, consider other directors on a CASE-BY-CASE basis.

•	Tenure. Vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

•	Repricing. If the Proxy Advisory Firm recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, WITHHOLD support from such directors. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)

•	Commitments. Vote FOR compensation committee members receiving an adverse recommendation due to problematic pay practices if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following year’s annual general meeting.

•	Burn Rate Commitment. If burn rate commitment issues are raised, consider compensation

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committee members on a CASE-BY-CASE basis, taking into account factors such as burn rate history and issuer’s rationale and disclosure.

For all other markets, consider remuneration committee members on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends withholding support from directors in connection with remuneration practices not otherwise supported by these Guidelines (provisions under Section 2. Compensation), including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

Accounting Practices

Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the majority of the time period relevant to the concerns cited.

Consider audit committee members and the company’s CEO and CFO, if nominated as directors, on a CASE-BY-CASE basis if poor accounting practice concerns are raised, factoring in considerations such as:

•	If the audit committee failed to remediate known on-going material weaknesses in the company’s internal controls for more than a year.
•	If the company has not yet had a full year to remediate the concerns since the time they were identified.
•	If the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.

Consider on a CASE-BY-CASE basis audit committee members if the company has failed to disclose auditors’ fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.

Problematic Actions

When the Proxy Advisory Firm recommends withholding support due to assessment that a director acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or due to other material failures or problematic actions, consider on a CASE-BY-CASE basis, factoring in the merits of the director’s performance, rationale, and disclosure provided.

WITHHOLD support from directors when the Proxy Advisory Firm recommends withholding support due to the board unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or functions as a diminution of shareholder rights.  Consider on a CASE-BY-CASE basis if all directors are under consideration.

If the Proxy Advisory Firm cites concerns regarding actions in connection with a director’s service on another board, vote FOR the director if the company has provided adequate rationale regarding the appropriateness of the director to serve on the board under consideration.

When the Proxy Advisory Firm recommends withholding support from any director due to share pledging concerns, consider on a CASE-BY-CASE basis, factoring in the pledged amount, unwind time, and any historical concerns being raised.  Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Vote FOR directors for whom scandals or internal controls concerns have been raised unless:

•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the director is being considered;
•	Culpability can be attributed to the director (e.g., director manages or audits the relevant function); and
•	The director has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

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Anti-Takeover Measures

If the company implements excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

If the company has failed to opt out of a law requiring companies to implement a staggered board structure, WITHHOLD support from the board chair, or if not standing for election, lead director; or if neither is standing for election, WITHHOLD support from all continuing directors.

Board Responsiveness

If the company has failed to implement a majority-approved shareholder proposal, vote FOR the directors if the shareholder proposal has been reasonably addressed or the Funds’ Guidelines or voting record did not support the relevant proposal or issue.  WITHHOLD support from the board or relevant committee chair, or, if not standing for election, from all continuing directors, if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

❖	In the U.S., proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.

If the board has not acted upon a director not receiving shareholder support representing a majority of the votes cast at the previous annual meeting, consider directors on a CASE-BY-CASE basis.  Vote FOR directors when:

•	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or
•	The Funds’ Guidelines or voting record do not support the relevant proposal or issue causing the majority negative vote.

❖	If the above provisions have not been satisfied, WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider other directors on a CASE-BY-CASE basis.

Board–Related Proposals

Classified/Declassified Board Structure

Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).  Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

Vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Vote AGAINST shareholder proposals to impose new board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent and corporate governance concerns have been identified.

Board Size

Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations, without also seeking to remove shareholder approval rights.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote against proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating the duty of care.

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Vote against indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.

Director and Officer Indemnification and Liability Protection (International)

Vote in accordance with the Proxy Advisory Firm’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Discharge of Management/Supervisory Board Members (International)

Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.

Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.

Establish Board Committee

Vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating/governance committee of the board, unless the committee in question is already in existence or the company claims an exemption of the listing exchange (e.g., committee functions are served by a majority of independent directors).

Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits / Retirement Age

Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards).

2-	Compensation

Frequency of Advisory Votes on Executive Compensation

Vote FOR proposals seeking an annual say on pay, and AGAINST those seeking less frequent.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

Vote FOR, with a preference for an ANNUAL vote.

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports

Vote FOR management proposals seeking ratification of the company’s executive compensation structure unless the program includes practices or features not supported under these Guidelines, and the proposal receives a negative recommendation from the Proxy Advisory Firm.

Listed below are examples of compensation practices and provisions, and respective consideration treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.

Consider on a CASE-BY-CASE basis:

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•	Single Trigger Equity Provisions
•	Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.
•	Retesting in connection with achievement of performance hurdles
•	Permit repricing of stock options, or any form or alternative to repricing, without shareholder approval.
•	Include provisions that permit repricing, replacement, or exchange transactions that do not meet recommended criteria.
•	Give the board sole discretion to approve option repricing, replacement, or exchange programs.
•	Long-Term Incentive Plans where executives already hold significant equity positions.
•	Long-Term Incentive Plans where the vesting or performance period is too short or stringency of the performance criteria is called into question.
•	Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.
•	Long-Term Incentive Plans that lack an appropriate equity component (e.g., “cash-based only”).
•	Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

Vote AGAINST:

•	Provisions that permit repricing, replacement, buy back, or exchange options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)
•	Single Trigger Cash Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered, or such provisions that are maintained in agreements previously opposed by a Fund.
•	Named executives officers have material input into setting their pay.
•	Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).
•	For companies in international markets, plans provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.

Golden Parachutes

Votes with respect to Golden Parachutes should be determined on a CASE-BY-CASE basis.  Features that will be considered include:

•	Single- or modified-single-trigger cash severance.

•	Excessive payout.

•	Recent material amendments or new agreements that incorporate problematic features.

•	CEO/NEO remains employed by merged/acquired company.

Equity-Based and Other Incentive Plans

Equity Compensation

Consider on a CASE-BY-CASE basis compensation and employee benefit plans, or the issuance of shares in connection with such plans.  Vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:

Vote AGAINST if:

•	The plan exceeds recommended cost (U.S. or Canada).
•	A cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).
•	The plan exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure).
•	There are deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.

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Misalignment between CEO Pay and Performance

Vote AGAINST if the plan:

•	provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.
•	permits financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.
•	allows for an overly liberal change in control definition. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)
•	allows for post-employment vesting or exercise of options if deemed inappropriate.
•	allows plan administrators to make material amendments without shareholder approval.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)

Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

Vote AGAINST.

Matching Share Plans

Vote AGAINST if the matching share plan does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, or performance criteria.

Employee Stock Purchase Plans

Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Capital Issuances in Support of Employee Stock Purchase Plans

Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

OBRA-Related Compensation Proposals

Plans Intended to Qualify for Favorable Tax Treatment under Section 162(m) of OBRA

Vote AGAINST if a potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Vote FOR plans in cases where the only concern cited is lack of board independence, provided that the board meets the independence requirements of the relevant listing exchange.  Consider other concerns CASE-BY-CASE.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features to Comply with Section 162(m) of OBRA

Vote FOR.

Amendments to Add Performance-Based Goals to Comply with Section 162(m) of OBRA

Vote FOR, unless the amendments are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Consider on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans to Exempt the Compensation from Taxes under Section 162(m) of OBRA

Vote FOR, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.  However, consider on a CASE-BY-CASE basis when broader compensation concerns exist.

Director Compensation

Non-Executive Director Cash Compensation

Factor in the merits of the rationale and disclosure provided.  Vote FOR if the amount is not excessive, there is no evidence of abuse, the recipient’s overall compensation appears reasonable, the administrating committee meets exchange or market standards for independence, and other significant market standards are met.  Otherwise, consider on a CASE-BY-CASE basis.

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Non-Executive Director Equity Compensation

Consider on a CASE-BY-CASE basis.

Bonus Payments (Japan)

Vote FOR if all payments are for directors or auditors who have served as executives of the company, and AGAINST if any payments are for outsiders.

Bonus Payments – Scandals

Vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability can be attributed to the nominee.

Consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors when culpability cannot be attributed to all nominees.

Severance Agreements

Vesting of Equity Awards upon Change in Control

Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.

Vote AGAINST shareholder proposals regarding the treatment of equity if:

•	The change in control cash severance provisions are double-triggered; and
•	The company has provided a reasonable rationale regarding the treatment of equity.

Executive Severance or Termination Arrangements, Including those Related to Executive Recruitment or Retention

Vote FOR such compensation arrangements if:

•	The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, the relevant board or committee member(s);
•	The company has provided adequate rationale and/or disclosure; or
•	Support is recommended as a condition to a major transaction such as a merger.

Single Trigger Cash Severance Provisions

Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Compensation-Related Shareholder Proposals

Double Triggers

Vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Executive and Director Compensation

Unless evidence exists of abuse in historical compensation practices, vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Holding Periods

Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold company stock.

Submit Severance and Termination Payments for Shareholder Ratification

Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

3-	Audit-Related

Auditor Ratification

Vote FOR management proposals to ratify auditors except in such cases as indicated below..

In the U.S. and Canada, consider on a CASE-BY-CASE basis if the Proxy Advisory Firm cites poor

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accounting practices including if the company has failed to disclose a categorical breakdown of the auditors’ fees.

For all other markets, consider on a CASE-BY-CASE basis if:

•	The Proxy Advisory Firm raises questions of disclosure or auditor independence; or
•	Total fees for non-audit services exceed 50 percent of the total auditor fees (including audit-related fees, and tax compliance and preparation fees if applicable) and the company has not provided adequate rationale regarding the non-audit fees. (For purposes of this review, fees deemed to be reasonable, non-recurring exceptions to the non-audit fee category (e.g., significant, one-time events such as those related to an IPO) will be excluded).

Vote AGAINST if the company has failed to disclose auditors’ fees.

Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.

Remuneration of Auditors

Vote FOR, unless there is evidence of excessive compensation relative to the size and nature of the company.

Auditor Independence

Consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

Vote AGAINST the indemnification of auditors.

Independent Statutory Auditors (Japan)

Vote AGAINST if the candidate is affiliated (e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.)

Consider on a CASE-BY-CASE basis bundled slates of directors.

Consider on a CASE-BY-CASE basis cases where multiple slates of statutory auditors are presented.

Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.

Statutory Auditors Remuneration

Vote FOR as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

4-	Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.

Corporate Documents / Article and Bylaw Amendments

Vote FOR if the change or policy is editorial in nature or if shareholder rights are protected.

Vote AGAINST if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders.

With respect to article amendments for Japanese companies:

•	Vote FOR management proposals to amend a company’s articles to expand its business lines in line with its current industry; consider on a CASE-BY-CASE basis if the new business line is completely unrelated or not disclosed.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

•	Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
•	If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.
•	Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Majority Voting Standard

Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with law in which the company is incorporated.

Vote FOR amendments to corporate documents or other actions promoting a majority standard.  (See also Section 8. Mutual Fund Proxies.)

Cumulative Voting

Vote FOR shareholder proposals to restore or permit cumulative voting.

Vote AGAINST management proposals to eliminate cumulative voting if the company:

•	Is controlled;
•	Maintains a classified board of directors; or
•	Maintains a dual class voting structure.

Proposals may be supported irrespective of classified board status if a company plans to declassify its board or adopt a majority voting standard.

Confidential Voting

Vote FOR management proposals to adopt confidential voting.

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
•	If the dissidents agree, the policy remains in place.
•	If the dissidents do not agree, the confidential voting policy is waived.

Fair Price Provisions

Consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

Votes will be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases)  that can reasonably be construed as an anti-takeover measure, based on the Proxy Advisory Firm’s approach to evaluating such proposals. .

DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised.

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:

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•	Shareholders have approved adoption of the plan;
•	A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or
•	The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board, factoring in considerations such as whether significant or multiple corporate governance concerns have been identified.

Vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Reincorporation Proposals

Consider proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.

Vote FOR management proposals not assessed as:

•	A potential takeover defense; or
•	A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.

Vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

Vote AGAINST shareholder reincorporation proposals not also supported by the company.

Shareholder Advisory Committees

Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Right to Call Special Meetings

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis.

Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either of the following applies:

•	Company does not currently permit shareholders to do so;
•	Existing ownership threshold is greater than 25 percent; or
•	Sole concern relates to a net-long position requirement.

Written Consent

Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:

•	Permits shareholders to call special meetings;
•	Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and
•	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, voting FOR if the above conditions are present.

Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

State Takeover Statutes

Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Shareholder Vote Requirement

Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements; except,

Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements would protect minority shareholder interests.

Time-Phased Voting

Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

White Squire Placements

Vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

5-	Capital and Restructuring

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless a contrary recommendation from the relevant Investment Professional(s) is utilized.

Vote AGAINST proposals authorizing excessive discretion to a board.

Capital

Common Stock Authorization

Consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals.  In cases where the requests are above the allowable threshold, a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.

Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.

Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Notwithstanding the above, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).
•	Nonspecific proposals authorizing excessive discretion to a board.

Dual Class Capital Structures

Vote AGAINST:

•	Proposals to create or perpetuate dual class capital structures (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a one share, one vote standard, to avert bankruptcy or generate non-dilutive financing, or not designed to increase the voting power of an insider or significant shareholder).
•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

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However, consider such proposals CASE-BY-CASE if:

•	Bundled with favorable proposal(s);
•	Approval of such proposal(s) is a condition of such favorable proposal(s); or
•	Part of a recapitalization for which support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation.

Vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

General Share Issuances / Increases in Authorized Capital (International)

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares, will be based on the Proxy Advisory Firm’s assessment.

Preemptive Rights

Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm's support of special circumstances, such as mergers or acquisitions, as well as the following criteria:

Consider proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis.  This approach incorporates both qualitative and quantitative measures, including a review of:

•	Past performance (e.g., board governance, shareholder returns and historical share usage); and
•	The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).

Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or not utilize a disparate voting rights structure.

Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Consider on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Preferred Stock (International)

Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.
•	Vote AGAINST the creation of:

(1) a new class of preference shares that would carry superior voting rights to the common shares, or

(2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals requesting to have shareholder ratification of  blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business,.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Vote FOR management proposals to cancel repurchased shares.

Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, giving primary consideration to input from the relevant Investment Professional(s).

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

In the event that the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, voting FOR, but not supporting additional requests for capital increases on the same agenda.

Allocation of Income and Dividends (International)

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to support such proposals unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Vote FOR such management proposals by companies in other markets.

Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple proposals regarding dividends are on the same agenda, consider on a CASE-BY-CASE basis.

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Stock (Scrip) Dividend Alternatives (International)

Vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

Consider the creation of tracking stock on a CASE-BY-CASE basis, giving primary consideration  to input from the relevant Investment Professional(s).

Capitalization of Reserves (International)

Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

Debt Instruments and Issuance Requests (International)

Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.

Vote AGAINST proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.

Acceptance of Deposits (India)

Voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Debt Restructurings

Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Financing Plans (International)

Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Investment of Company Reserves (International)

Consider proposals on a case-by-case basis.

Restructuring

Mergers and Acquisitions / Corporate Restructurings

Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Votes will be reviewed on a case-by-case basis with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Waiver on Tender-Bid Requirement (International)

Consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Related Party Transactions (International)

Vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

6-	Environmental and Social Issues

Environmental and Social Proposals

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on environmental and social issues.  Such matters may include:

•	Ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards;
•	Effectively managing risk, and
•	Assessing and addressing matters that may have a financial impact on shareholder value.

The Funds will vote in accordance with the board’s recommendation on such proposals based on the guidelines below.

The Funds will vote AGAINST shareholder proposals seeking to:

•	Dictate corporate conduct;
•	Impose excessive costs or restrictions;
•	Duplicate policies already substantially in place; or
•	Release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

Certain instances will be considered CASE-BY-CASE.  If it appears that both:

(1)	The stewardship has fallen short as evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers; or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue; and
(2)	The issue is material to the company.

Approval of Donations (International)

Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided.  Otherwise, vote AGAINST such proposals.

7-	Routine/Miscellaneous

Routine Management Proposals

Consider proposals on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends voting AGAINST.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports (International)

Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.

Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.

Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.

Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Other Business

Vote AGAINST proposals for Other Business, unless the company has provided adequate disclosure regarding the matters to be raised under Other Business.  Consider such instances CASE-BY-CASE.

Adjournment

These items often appear on the same agenda as a primary proposal, such as a merger or corporate restructuring.

•	Vote FOR when the primary proposal is also supported.
•	If there is no primary proposal, vote FOR if all other proposals are supported and AGAINST if all other proposals are opposed.
•	Consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

Vote FOR proposals requesting a change in corporate name.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:

•	Support for a single proposal is not operationally required;
•	No one proposal is deemed superior in the interest of the Fund(s); and
•	Each proposal would otherwise be supported under these Guidelines.

Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

Vote FOR if all of the bundled items are supported by these Guidelines.

Vote AGAINST if one or more items are not supported by these Guidelines, and if the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction is in regard to items for which support has become moot (e.g., an incentive grant to a person no longer employed by the company); WITHHOLD support if recommended by the Proxy Advisory Firm.

8-	Mutual Fund Proxies

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Hire and Terminate Sub-Advisors

Vote FOR management proposals that authorize the board to hire and terminate sub-advisors.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

All other matters should be examined on a CASE-BY-CASE basis:

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Exhibit 1 – Proxy Group

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC

Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, Voya Funds Services, LLC

Kevin M. Gleason	Senior Vice President, Voya Investment Management LLC; and Chief Compliance Officer of the Voya Family of Funds,

Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds

Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC

Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC

Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds

Andrew Schlueter	Vice President, Mutual Funds Operations, Voya Funds Services LLC

Kristin Lynch*	Assistant Vice President, Office of the Chief Compliance Officer, Voya Investment Management LLC

Effective as of May 21, 2015

*Non-voting member

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals comprise the investment committee of the Trust and share responsibility for the day-to-day management of the Trust’s portfolio:

Dan Norman is Managing Director and group head of the Voya Investment Management senior loan group. He co-manages the group with Jeff Bakalar, and he is co-chairman of the group’s investment committee. Dan has over twenty-five years of investment experience. He began managing senior loan portfolios in 1995 when the firm’s predecessor acquired the management rights to what is now Voya Prime Rate Trust. Dan became the co-head of the firm’s senior loan business in January of 2000 and, with Jeff Bakalar, created and implemented the senior loan strategy in January of 2001. Dan is a former member of the board of directors of the Loan Syndications and Trading Association and the International Association of Credit Portfolio Managers. Dan has a wide variety of business and investment experience, having begun his career at Arthur Andersen & Co. in 1981. He joined the firm’s predecessor in 1992. Dan received his BA degree in 1980 from the University of Nebraska and completed the University of Nebraska MBA program in 1981.

Jeff Bakalar is Managing Director and group head of the Voya Investment Management senior loan group. He co-manages the group with Dan Norman, and he is co-chairman of the group’s investment committee. Jeff has over twenty-five years of investment and banking experience. Jeff joined the firm’s predecessor in 1998 and became part of the investment team for what is now Voya Prime Rate Trust. He became the co-head of the firm’s senior loan business in January of 2000 and, with Dan Norman, created and implemented the Voya Senior Loan Strategy in January of 2001. Jeff is currently a member of the board of directors of the Loan Syndications and Trading Association. Jeff began his career as an associate with Continental Bank in 1987, serving in various credit and corporate finance roles, including establishing and managing derivatives trading lines with international bank counterparties, and structuring and monitoring various classes of asset-backed transactions. In 1994, Jeff joined the Communications Division within The First National Bank of Chicago, ultimately serving as a senior underwriter responsible for structuring and managing leveraged transactions for issuers in the broadcasting and media sectors. Jeff received his BS degree in finance with honors from the University of Illinois Chicago in 1986, and his MBA in finance with highest distinction from DePaul University in 1992.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Managers as of February 29, 2016.

Voya Prime Rate Trust (PPR)

	Mutual Funds	Trusts, Sep Accts and Stable Value
	Registered Investment Companies	Other Pooled Investment Vehicles and Alternative	Other Accounts, VIM Managed
Portfolio Manager	Number of Accts / Total Assets	Number of Accts / Total Assets	Number of Accts / Total Assets
Dan Norman	3 accounts/$2,904,723,847	29 accounts/$10,722,887,334	8 accounts/$6,107,186,805
Jeff Bakalar	3 accounts/$2,904,723,847	3 accounts/$1,518,683,625	7 accounts/$1,705,295,638

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Trust maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance based fee.

As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Trust.

(a) (3) Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus which is based on Voya IM's performance, one-, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts' net assets attributable to changes in the value of the accounts' investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

Voya IM has a defined index (the Standard & Poor's LSTA Leveraged Loan Index) set performance goals to appropriately reflect requirements for the investment team. The measures for each team re outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year -to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) and revenue growth for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow and 5% revenue growth).

Voya IM's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year's performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares which vest ratably over a three-year period, Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager's fixed base salary compensation exceeds a particular threshold, he or she may participate in Voya's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stocks or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a) (4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of February 29, 2016, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Dan Norman	$100,001 - $500,000
Jeff Bakalar	$10,001 - $50,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

NONE.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODEETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Prime Rate Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	May 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	May 6, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	May 6, 2016